PLC Properties, Inc.
                      2255 Camino Del Rio South, Suite 300
                           San Diego, California 92108





April 6, 1995



United Leisure Corporation
8800 Irvine Center Drive
Irvine, California 92718
Attn: Renate Graf



Dear Ms. Graf:


This letter evidences an agreement between United Leisure Corporation, a Delaware corporation ("Buyer") and PLC Properties, Inc., a California corporation ("Seller"), in connection with the Agreement For Purchase And Sale And Joint Escrow Instructions dated as of April 5, 1995, by and between Buyer and Seller (the "Purchase Agreement"). All capitalized terms used but not otherwise defined in this letter have the meanings ascribed to them in the Purchase Agreement.


The Purchase Agreement contemplates the sale by Seller to Buyer of the Property which excludes certain personal property referred to in the Purchase Agreement as the "Other Personal Property" and the amusement ride commonly known as the "Rock-O-Plane" (the "Plane"). Buyer and Seller agree that commencing on the Close of Escrow, Seller shall pay a storage fee to Buyer on account of the Other Personal Property and the Plane at a rate of $250 for each day that any of the Other Personal Property remains on the Real Property and $100 for each day that the Plane remains on the Real Property. This letter is effective only if the Close of Escrow occurs on or before April 10, 1995.

Buyer disclaims any responsibility for the maintenance, safe-keeping or insuring of the Other Personal Property and the Plane during the period such property is stored on the Real Property in accordance with this letter.

PLC PROPERTIES, INC.,
a California corporation



By: /s/Lawrence P. Casey
   --------------------------------------
   Lawrence P. Casey,
   Executive Vice President

The undersigned agrees to the terms and conditions of this letter agreement.

UNITED LEISURE CORPORATION,
a Delaware corporation.


By: /s/Renate Graf
    ------------------------------
    Renate Graf,
    Vice-President/Controller

                                                                PLC REO #94012


                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------
                          AND JOINT ESCROW INSTRUCTIONS
                          -----------------------------
                        (Marshal Scotty's Amusement Park)


         This  Agreement  for Purchase  and Sale and Joint  Escrow  Instructions
(this "Agreement") is entered into as of April 5, 1995, by and between PLC PROPERTIES, INC., a California corporation ("Seller"), and UNITED LEISURE CORPORATION, a Delaware corporation ("Buyer"), who agree and, to the extent applicable, instruct Chicago Title Insurance Company ("Escrow Holder"), as escrow holder, as follows:

         1. This Agreement is made with reference to the following facts:

            1.1. Seller acquired title through foreclosure of the real property located in San Diego, California, described on the attached Exhibit "A" (the "Real Property") and the personal property described on the attached Exhibit "B" (the "Personal Property") and may also have acquired the other personal property located on the Real Property (including furniture, kitchen equipment, go-carts and maintenance equipment) (collectively, the "Other Personal Property") as well as the amusement ride commonly known as the "Rock-O-Plane". The Real Property, the Personal Property, and the Other Personal Property have been used in connection with an amusement park commonly known as Marshal Scotty's Amusement Park which has not been in operation since Buyer acquired its title to the Real Property. Because Seller acquired title to the Real Property and Personal Property by foreclosure of a trust deed and security agreement and not by a negotiated purchase and sale agreement, Seller represents that it does not have detailed knowledge of the prior uses and present condition of the Property.

            1.2. Along with the Real Property and the Personal Property, Buyer intends to purchase and Seller intends to sell, in accordance with this Agreement, all improvements constructed in, on or under the Real Property (the "Improvements").

            1.3. By this Agreement, Buyer and Seller intend to provide for the sale of the Real Property, Personal Property, and Improvements (collectively, the "Property") by Seller to Buyer.

            1.4. Seller and San Diego Southern Baptist Association of California, a California corporation ("SBA"), entered into an Agreement Regarding Boundary Adjustment and Land Transfer dated as of March 29, 1995 (the "SBA Agreement"), pursuant to which Seller agreed to grant an easement over a portion of the Property, and SBA and Seller agreed to prorate and pay over time certain past-due taxes (the "SBA Taxes").

         2. Purchase and Sale. Subject to this Agreement, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, in its "as-is" condition.

         3. Escrow.

            3.1. Opening of Escrow. Buyer shall cause an escrow (the "Escrow") to be opened with Escrow Holder at 925 B Street, P.O. Box 1150, San Diego, CA 92112, Attention: Cynthia McGrew, Escrow No. 816506-31, for the purpose of facilitating the consummation of this Agreement, by delivering the Deposit (as defined in Section 4.1 below) to Escrow Holder along with a copy of the fully executed original (or executed counterparts) of this Agreement within two days after executing this Agreement. This Agreement constitutes instructions to Escrow Holder and includes the general escrow provisions attached to this Agreement as Schedule 1. (the "General Provisions"). Buyer and Seller shall execute such additional mutual instructions as Escrow Holder may require, consistent with this Agreement. Any inconsistency between the General Provisions (or any such further mutual instructions) and this Agreement must be resolved in a manner consistent with this Agreement and the provisions of this Agreement prevail unless Buyer and Seller waive such inconsistent provision in writing by specifically referring to the fact of such inconsistency and their intent to waive it.

            3.2. Closing Date. Escrow Holder shall close escrow in accordance with Section 9 below (the "Close of Escrow"), after having received all of Buyer's and Seller's Deliveries in accordance with Sections 7 and 8 below, on or before April 7, 1995 (the "Closing Date"). If the Close of Escrow does not occur on or before the Closing Date, then Buyer or Seller, if not in default under this Agreement, may at any time thereafter give written notice to Escrow Holder to cancel the Escrow whereupon the Escrow and the subject transaction become terminated and Escrow Holder shall distribute all monies and documents in Escrow Holder's possession in accordance with this Agreement and all additional mutual instructions as the parties may provide. Such cancellation of Escrow shall not prejudice or limit any legal or equitable rights of Buyer or Seller, except as may be limited by Section 13, below.

         4. Purchase Price. The purchase price payable by Buyer for the Property
("Purchase   Price")  is  One  Million  Six  Hundred  Fifty   Thousand   Dollars
($1,650,000.00), payable as follows:

            4.1. Deposit. Concurrently with Buyer's delivery of an executed copy of this Agreement to Escrow Holder, Buyer shall deliver to Escrow Holder immediately available funds in the amount of Fifty Thousand Dollars ($50,000.00) (the "Deposit"). The Deposit, plus any interest accrued thereon, is applicable towards the Purchase Price.

            4.2. Assumption of Loan. On or before the Close of Escrow, Buyer shall deposit with Escrow Holder a Modification of Note and Deed of Trust between Frank Stanley Hobbs and Jessie Steel Hobbs, husband and wife as joint tenants ("Hobbs") and Buyer in the restated principal amount of One Hundred Twenty Thousand Dollars ($120,000.00) substantially in the form of the attached Exhibit C (the "Hobbs Note Amendment"). The Hobbs Note Amendment will amend and supersede the promissory note secured by the deed of trust encumbering a portion of the Property made by Bernard Pludow and Pauline F. Pludow as of January 11, 1979, and recorded on January 31, 1979, in the Official Records of the County of San Diego, California (the "Official Records") as instrument number 79-048088 (the "Hobbs Trust Deed").

            4.3. Purchase Money Loan. On or before the Close of Escrow, Buyer shall deposit with Escrow Holder a promissory note made by Buyer in favor of Seller in the original principal amount of Seven Hundred Thirty Thousand Dollars ($730,000.00) substantially in the form of the attached Exhibit "D" (the "Purchase Money Note") secured by a deed of trust and security agreement encumbering the Property substantially in the form of the attached Exhibit "E" (the "Second Trust Deed"). The original principal balance of the Purchase Money
Note is applicable to the Purchase Price, accrues interest at Nine and 67/100ths percent (9.67%) per annum, and provides for fifty-nine (59) monthly interest-only payments of approximately Five Thousand Eight Hundred Eighty-Three Dollars ($5,883) with all principal due and payable sixty (60) months after the first day of the first calendar month following the Close of Escrow.

            4.4. Balance. On or before the Closing Date, Buyer shall deposit with Escrow Holder cash or other immediately available funds in the amount of the balance of the Purchase Price, plus the other sums required of Buyer under this Agreement to pay costs.

         5. Owner's Policy. As a condition to Buyer's obligations to purchase the Property, on or before the Close of Escrow, Chicago Title Insurance Company ("Title Company") must be prepared to issue

Buyer a CLTA Owner's Policy of Title Insurance, including an endorsement substantially in the form of the attached Schedule 3 (the "Title Policy") as of the Close of Escrow insuring Buyer in the amount of the Purchase Price that title to the Real Property is vested in Buyer on the Close of Escrow, subject only to the Permitted Exceptions (as defined in Section 6 below), the Hobbs Trust Deed (as modified by the Hobbs Note Amendment), the SBA Taxes, the SBA Agreement, and the Second Trust Deed. After the Close of Escrow, Seller shall cooperate with Buyer, at no expense or liability to Seller, in order to assist Buyer in obtaining and recording a record of survey with respect to the Real Property.

         6. Title. All exceptions to title described on Schedule B to the Title Policy proforma issued by Title Company and attached to this Agreement as
Schedule 2 (the "Pro-Forma"), in addition to an exception for matters that would be disclosed by a survey, but excluding exception nos. 20 and 21, are "Permitted Exceptions" except that the loan amount referred to in item no. 39 must be revised to equal the amount of the Purchase Money Note. The Permitted Exceptions include an agreement regarding the construction of a signal light as referenced under Exception Nos. 14, 27, and 35 of the Pro-Forma (the "Improvement Agreement"). Seller may not suffer any liability in connection with its failure to cause title to the Property to be in a condition permitting Title Company to issue the Title Policy. Buyer's sole remedy for Seller's failure to do so is termination of this Agreement for the failure of Buyer's condition under Section 5 to have been satisfied.

         7. Buyer's Deliveries. Buyer shall deliver to Escrow Holder, on or before the Closing Date, for disbursement, delivery and recordation, as provided in this Agreement, the following funds, instruments, and documents, the delivery of which is material to the consummation of the subject transaction ("Close of Escrow"):

            7.1.  Funds.  Immediately  available funds in the amount required of
Buyer  under  this  Agreement   including   sufficient  funds  to  meet  Buyer's
obligations under Sections 4.4, 10, and 11.

            7.2. Evidence of Authorization. Evidence in form and substance reasonably satisfactory to Seller and its legal counsel that Buyer is authorized to enter into and consummate the transactions contemplated by this Agreement.

            7.3. Loan Documents. A duly executed original of the Purchase Money Note, a duly executed and appropriately acknowledged original of the Hobbs Note Amendment and the Second Trust Deed in recordable form, and an Unsecured Indemnity Agreement in the form of the attached Exhibit "F" duly executed by Buyer.

            7.4. Other Documents. Any documents reasonably required of Buyer by Title Company or Escrow Holder in order to consummate the subject transaction.

         8. Seller's Deliveries. Seller shall deliver to Escrow Holder on or before the Close of Escrow, for disbursement, delivery and recordation, as provided in this Agreement, the following instruments and documents, the delivery of which is material to the Close of Escrow:

            8.1. Deed and Bill of Sale. A grant deed duly executed and acknowledged by Seller conveying all of Seller's interest in the Real Property to Buyer (the "Deed") and a quitclaim bill of sale executed by Seller conveying all of Seller's interest in the Personal Property to Buyer. The Bill of Sale must incorporate by reference Seller's representations and warranties set forth in Section 15.5 below.

            8.2. FIRPTA Affidavit. A FIRPTA affidavit duly executed and acknowledged by Seller certifying under penalty of perjury (a) Seller's United States taxpayer identification number and (b) that Seller is not a foreign person, in accordance with Section 1445 of the Internal Revenue Code of 1986, as amended (the Foreign Investment in Real Property Tax Act).

            8.3. Other Documents. All other documents reasonably required of Seller by Title Company or Escrow Holder in order to consummate the subject transaction.

         9. Closing Escrow. Upon the Closing Date, and provided Escrow Holder has received all the documents, instruments and funds required to be delivered by Buyer and Seller in accordance with Articles 7 and 8 above, and provided Title Company is prepared to issue the Title Policy upon the Close of Escrow, and provided the actions described in the first sentence of Section 2 of the SBA Agreement have been consummated, and that all other conditions to the Close of Escrow have been satisfied (or waived by the party to this Agreement who benefits from such condition), and provided Escrow Holder is prepared to perform all of the following, Escrow Holder shall promptly perform all of the following:

            9.1. Recording. Cause to be recorded with the Official Records of San Diego County, California, the Deed, the Hobbs Note Amendment, and then the Second Trust Deed, and then any other documents which Buyer and Seller may mutually direct.

            9.2. Buyer's Deliveries. Deliver to Hobbs a copy of the Hobbs Note Amendment and deliver to Seller all of the other deliveries of Buyer made pursuant to Section 7 above.

            9.3. Seller's Deliveries. Deliver to Buyer all of the other deliveries of Seller made pursuant to Section 8 above.

            9.4. Costs and Prorations. Pay the costs and apply the prorations in accordance with Sections 10 and 11 below.

            9.5. Issuance of Owner's Policy. Cause the Title Policy to be issued and delivered to Buyer.

            9.6. Issuance of Seller's Lender's Policy. Cause a CLTA loan policy of title insurance--Form 1976--to be issued by Title Company in favor of and delivered to Seller insuring the priority and enforceability of the Second Trust Deed encumbering the Real Property subject only to the Permitted Exceptions, the SBA Taxes, and the Hobbs Trust Deed, and reflecting Buyer as the fee title owner of the Real Property (the "Lender's Policy").

            9.7. Issuance of Hobbs' Lender's Policy. Cause a CLTA loan policy of title insurance--Form 1976--to be issued by Title Company in favor of and delivered to Hobbs insuring the priority and enforceability of the Hobbs Trust Deed encumbering the Real Property subject only to the Permitted Exceptions and the SBA Taxes, and reflecting Buyer as the fee title owner of the Real Property (the "Hobbs Title Policy").

            9.8. Disbursement of Purchase Price. Disburse to Seller, or in accordance with Seller's instructions (after making appropriate adjustments for costs as provided in this Agreement), all funds deposited with Escrow Holder by Buyer in payment of the Purchase Price.

         10. Costs. Seller shall pay (a) one-half of Escrow Holder's fee, (b) documentary transfer and stamp taxes payable in connection with the recordation of the Deed, (c) the portion of the cost of the Title Policy which would be charged for a CLTA rather than an ALTA title insurance policy, and (d) Escrow Holder's customary charges to a seller for document drafting, recording and miscellaneous charges. Buyer shall pay (i) one-half of Escrow Holder's fee, (ii) Escrow Holder's customary charges to a buyer for document drafting, recording and miscellaneous charges, (iii) the difference between the cost of the ALTA title policy and a CLTA policy, and the cost of any endorsements requested by Buyer, with respect to the Title Policy, and (iv) the cost of the Lender's Policy and the Hobbs Title Policy.

         11. Prorations. Escrow Holder shall pay and prorate the following between Buyer and Seller as of the Close of Escrow, on the basis of the actual number of days during the month in which the Close of Escrow occurs: general, special, and supplemental county and city real property taxes and special assessments, other than the SBA Taxes ("Taxes"). Proration of Taxes shall be based on the most recent official tax bills or notice of valuation available to the general public for the fiscal year in which the Close of Escrow occurs, and to the extent that such tax bills do not accurately reflect the actual Taxes assessed against the Property (or any portion of the Property) and allocable either to the period prior to the Close of Escrow or to the period after the Close of Escrow, then Buyer and Seller shall adjust such actual Taxes between Buyer and Sellers, outside of Escrow, as soon as reasonably possible following the Close of Escrow. In addition to the foregoing apportionments, Seller shall receive all other income accrued, and shall pay all other expenses accrued or incurred in connection with the ownership or operation of Property, before the Close of Escrow and Buyer shall receive all other Income accruing, and shall pay all other expenses accrued or incurred in connection with the ownership or operation of Property, on or after the Close of Escrow. Escrow Holder shall credit Seller and charge Buyer at the Close of Escrow for (a) the $200 rental fence removal deposit held in connection with a fence on the Property and (b) prepaid interest on the Purchase Money Note for the period from the Close of Escrow through April 30, 1995. Escrow Holder shall not be concerned with any prorations that are to be made after the Close of Escrow pursuant to this Agreement or with respect to the SBA Taxes. Upon the Close of Escrow, Buyer assumes Seller's obligations under Section 4 of the SBA Agreement, but Seller is responsible for that portion of the SBA Taxes accrued until the Closing Date and shall indemnify Buyer for any loss Buyer suffers as a result of Seller or SBA failing to eventually pay the SBA Taxes. Seller also is responsible for the payment obligations under the Improvement Agreement and shall indemnify Buyer for any loss Buyer suffers as a result of Seller's failure to pay such obligations. If Seller fails to indermnify Buyer under either of the two preceding sentences, Buyer may offset its payment obligations under the Purchase Money Note to the extent of such unfulfilled indemnity obligations.

         12. Failure of Escrow to Close. If Escrow fails to close by reason of the failure of any of Buyer's Conditions to be satisfied within the applicable Contingency Periods, or by reason of any default by Seller under this Agreement, Buyer is entitled to the immediate return of the Deposit less one-half of Escrow Holder's and Title Company's cancellation costs upon delivery of written notice by Buyer to Escrow Holder. If this Agreement or Escrow is terminated, Buyer shall return to Seller, within two business days after the termination of Escrow, all documents and materials provided by Seller or its agents to Buyer or its agents in connection with this Agreement or the Property and all copies thereof.

         13. LIQUIDATED DAMAGES. THE PARTIES HAVE DISCUSSED AND NEGOTIATED IN GOOD FAITH UPON THE QUESTION OF THE DAMAGES THAT WOULD BE SUFFERED BY SELLER IN THE EVENT BUYER BREACHES THIS AGREEMENT AND HAVE ENDEAVORED TO REASONABLY ESTIMATE SUCH DAMAGES AND THEY AGREE THAT (I) SUCH DAMAGES ARE AND WILL BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, (II) LIQUIDATED DAMAGES IN THE
AMOUNT OF THE DEPOSIT ARE AND WILL BE REASONABLE, (III) IN THE EVENT OF SUCH BREACH, SELLER IS ENTITLED TO THE DEPOSIT AS SUCH LIQUIDATED DAMAGES, AND (IV) IN CONSIDERATION OF THE PAYMENT OF SUCH LIQUIDATED DAMAGES, SELLER SHALL BE DEEMED TO HAVE WAIVED ALL OTHER CLAIMS FOR DAMAGES OR RELIEF AT LAW OR IN EQUITY, EXCEPT FOR: (A) CLAIMS FOR INDEMNITY PURSUANT TO SECTION 20; (B) CLAIMS FOR THE RETURN OF DOCUMENTS IN CONNECTION WITH THIS AGREEMENT; (C)

ACTIONS TO EXPUNGE A LIS PENDENS OR OTHER CLOUDS ON TITLE  CAUSED BY BUYER;  AND
(D) ATTORNEYS' FEES AND COSTS INCURRED BY SELLER INCIDENT TO CLAUSES (A) THROUGH
(C).

                   SELLER'S INITIALS     BUYER'S INITIALS


                        /i/JC               /i/RG
                          ____                ____

         14. Possession. Possession of the Property shall be delivered by Seller to Buyer on the Close of Escrow.

         15. Seller's Representations and Warranties. The accuracy and completeness of the following constitute a condition to the Close of Escrow and Seller represents and warrants that the following are complete and accurate as of the date of this Agreement, and will be complete and accurate as of the Close of Escrow.

            15.1. Legal Power, Right, Authority and Enforceability. Seller is duly organized, validly existing, and qualified to conduct its business and has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. All requisite action has been taken by Seller in connection with entering into this Agreement and the consummation of the transactions contemplated by this Agreement and the individual executing this Agreement on behalf of Seller has the legal power, right, and actual authority to bind Seller to the terms and conditions of this Agreement. Notwithstanding the foregoing, as of the date of this Agreement the Real Property is not yet legally divided in accordance with the California Subdivision Map Act and the Close of Escrow is conditioned upon Seller obtaining a boundary adjustment which would establish the Real Property as a legal lot or lots under the California Subdivision Map Act. Seller shall use its reasonable efforts to obtain such compliance but may not suffer any liability under this Agreement for its failure to accomplish such compliance.

            15.2.  No Conflict or Breach.  To  Seller's  knowledge,  neither the execution and delivery of this Agreement, nor the incurrence of the obligations set forth in this Agreement, nor the consummation of the transactions contemplated by this Agreement, nor compliance with the provisions of this Agreement will conflict with or result in a breach of any of the provisions of, or constitute a default under, any bond, note or other evidence of indebtedness, contract, indenture, mortgage, deed of trust, loan, agreement, lease or other agreement or instrument to which Seller may be bound.

            15.3.  FIRPTA.  Seller is not a foreign person within the meaning of
Section 1445 of the Internal Revenue Code of 1986, as amended (the Foreign Investment in Real Property Tax Act).

            15.4. Environmental. To the actual knowledge of the current employees of Seller's asset management department as of the date of this Agreement, without investigation or inquiry, the Property: (a) is not in violation of any law or regulation relating to Hazardous Materials (as defined in Section 21 below), (b) has never been used by Seller to generate, treat or transport Hazardous Materials, and (c) is not the subject of any proceeding or inquiry by any governmental authority (including without limitation the Environmental Protection Agency or the California State Department of Health Services) with respect to the presence of any Hazardous Materials on the Property or migration from or to other property. Seller's actual knowledge does not include facts, the knowledge of which is imputed to Seller solely because such facts are within the knowledge of a non-employee agent of Seller or an employee of Seller or any of Seller's affiliates who are not current employees of Seller's asset management department, or of any previous owners, operators, or lienholders of the Property.

            15.5. Title to Personal Property.  Seller owns the Personal Property
described  on  the  attached  Exhibit  "B"  free  of  all  claims,   liens,  and
encumbrances.

      16. Buyer's Representations and Warranties. The accuracy and completeness of the following shall constitute a condition to the close of escrow and Buyer represents and warrants that the following are complete and accurate as of the date of this Agreement and shall be complete and accurate as of the Close of Escrow, and survive the Close of Escrow in perpetuity.

            16. 1. Legal Power, Right and Authority. Buyer is duly organized, validly existing, and qualified to conduct its business and has the legal power, right and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. All requisite action (corporate, partnership, trust or otherwise) has been taken by Buyer in connection with entering into this Agreement and the consummation of the transactions contemplated by this Agreement. The individual executing this Agreement on behalf of Buyer has the legal power, right, and actual authority to bind Buyer to the terms and conditions of this Agreement. This Agreement and all documents required by this Agreement to be executed by Buyer are and will be valid, legally binding obligations of and enforceable against Buyer in accordance with their terms.

            16.2. No Conflict or Breach. Neither the execution and delivery of this Agreement, nor the incurrence of the obligations set forth in this Agreement, nor the consummation of the transactions contemplated by this Agreement, nor compliance with the terms of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, agreement, lease or other agreement or instrument to which Buyer is a party or by which any of Buyer's properties may be bound.

         17. Condemnation. If, prior to the Close of Escrow, any portion of the Property is taken by eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), then (a) Seller, if Seller has actual knowledge thereof, shall notify Buyer of such fact, and (b) Buyer and Seller each shall have the option to terminate this Agreement upon written notice to Escrow Holder and the other party given no later than 10 days after Seller's notice. If this Agreement is so terminated, then (i) each Buyer and Seller shall pay one half of all costs associated with the cancellation of the Escrow pursuant to this Section, (ii) neither Buyer nor Seller shall have any further rights or obligations under this Agreement (except to the extent of any indemnities under this Agreement with respect to events occurring prior to such termination, which indemnities shall survive any such termination), and (iii) Escrow Holder shall, without requiring any further instruction from Seller, immediately return to Buyer the Deposit and all interest accrued thereon. If neither Buyer nor Seller terminates this Agreement, then (A) neither Buyer nor Seller shall have the right to terminate this Agreement by reason of such taking, (B) Buyer and Seller shall proceed to the close of escrow pursuant to the terms of this Agreement, without modification of the terms of this Agreement, except that (1) the Property shall not include the Property so taken, and (2) the Purchase Price shall be reduced by the amount of any awards for such taking awarded to Seller as of the Closing Date, and (3) Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and retain, all awards for such taking not yet awarded as of the Close of Escrow.

         18. Destruction. If the Property is damaged by fire or other casualty on or before the Closing Date and the damage is of an amount less than $100,000.00, Buyer and Seller shall proceed to the Close of Escrow in accordance with the terms of this Agreement, without modification of the terms of this Agreement, and Buyer is entitled to an assignment of the proceeds of all insurance relating to such fire or other casualty; provided, however, the Purchase Price must be reduced by an amount equal to the difference between the cost of such damage minus the insurance proceeds assigned to Buyer. If the damage is of an amount greater than $100,000.00, either party may terminate this Agreement and

Escrow upon written notice to the other party within 10 days after the terminating-party receives notice of such damage. If this Agreement and Escrow are terminated in accordance with the preceding sentence, Escrow Holder shall return the Deposit (minus one-half of any escrow or title cancellation fees) to Buyer and neither party will have any additional rights or obligations under this Agreement.

         19. Brokers. Each party to this Agreement represents that no real estate or business broker, agent, finder, or other person is responsible for bringing about or negotiating this Agreement and that such party has not dealt with any real estate broker, agent, finder, or other person, relative to this Agreement in any manner. Each party to this Agreement shall defend, indemnify, and hold harmless the other party to this Agreement against all liabilities, damages, losses, costs, expenses, attorneys' fees and claims arising from (a) any breach of such representation by such indemnifying party set forth in the preceding sentence, and (b) any claims that may be made against such indemnified party by any real estate broker, agent, finder, or other person alleging to have acted on behalf of or to have dealt with such indemnifying party.

         20. As-Is Purchase. Buyer acknowledges that it is purchasing the Property in reliance solely on: (i) Buyer's inspection of the Real Property, the Personal Property and the Improvements; (ii) Buyer's independent verification of the truth of any documents made available to Buyer; (iii) the representations and warranties of Seller under Article 15 above, and (iv) the opinions and advice concerning the Property of consultants and attorneys engaged by Buyer.
Buyer acknowledges that it already has performed its due diligence investigations of and with respect to the Property before entering into this Agreement and before Seller obtained title to any of the Property and that Buyer has performed all due diligence on and in connection with the Property as Buyer deems appropriate including engineering studies, soils tests, environmental surveys, physical inspections, ALTA or other surveys, and market analyses as well as Buyer's evaluation of the condition and status of the Personal Property and Improvements and the operation and future prospects of the Property. Upon the Close of Escrow, Buyer accepts the Property, and the matters relating to the Property listed below, in their "as is" condition or status as of the Closing Date. The matters include: soils and geological condition, flood conditions (including the fact that the Property is within a "flood zone" and has suffered recent flood- related damage), topography, area and configuration of the Real Property; the age and condition of the Improvements and Personal Property; the existence of any Hazardous Materials (as defined in the following Article), construction defects or other matters which would or could necessitate abatement or remediation action by the Property's owner; any physical or mechanical defects in the Improvements or Personal Property; any easement, license or encroachment which is not a matter of public record, whether or not visible upon inspection of the Property, the zoning and other land use regulations applicable to the Property; and any other matter relating to the Property including, but not limited to, value, title, income, feasibility, cost, marketing and investment return. Buyer acknowledges and agrees that Seller is not making any express or implied warranties or representations of any kind or character with respect to the Property. Buyer warrants and represents that it has not relied upon and will not rely upon, either directly or indirectly, any warranty or representation of Seller not explicitly set forth in this Agreement or otherwise in writing from Seller. Notwithstanding the foregoing, if the Close of Escrow occurs, Buyer may exercise any of its rights and remedies upon and on account of any breach by Seller of any of Seller's representations and warranties set forth in Article 15 above, including a lawsuit against Seller for contract damages.

In consideration for Seller's permission to Buyer and its agents to perform investigations and testing on and about the Property, Buyer has agreed that Buyer shall defend, indemnify and hold harmless Seller, Seller's officers, employees, agents, contractors, successors, assigns, and affiliates (collectively, the "Indemnitees"), and the Property from all claims, costs, liens, actions and judgments (including, without limitation, Seller's attorneys' fees and defense costs) resulting from Buyer's investigation or otherwise caused by Buyer or any of its employees, agents or independent contractors. Unless and until the Close of Escrow occurs, Buyer shall maintain all the information it obtains in connection with the Property in strict confidence and may not reveal any of such information to any party other than its management personnel, or parties to which it may otherwise be required to disclose in accordance with applicable law. Buyer shall, at Buyer's sole cost, promptly repair any damage resulting from its activities on the Property and restore the Property to its condition as of the date of this Agreement. If the Close of Escrow does not occur on or before the Closing Date, Buyer shall provide Seller, at no cost to Seller, copies of all reports and materials derived from Buyer's investigation of the Property.

         21. Buyer's Environmental Indemnity. As partial consideration for the Property, if the Close of Escrow occurs, Buyer shall defend, indemnify and hold harmless the Indemnitees (as defined in the preceding paragraph), and waives, releases and forever discharges Indemnitees, from and against all losses, costs, damages, injuries, penalties, actions, claims, and expenses (including attorneys' and expert witness, and other consultants' fees and costs) arising out of or in any way relating to or resulting from the presence of Hazardous Materials (as defined below) in, on, under, or about the Property, whether existing or caused before, during or after Seller's or Buyer's ownership or operation of the Property. For purposes of this Agreement, "Hazardous Materials" means all chemicals, substances, materials, objects, conditions, and living organisms that are or may be hazardous to human health or safety or to the environment or which may be regulated by any governmental or regulatory authority, including without limitation petroleum hydrocarbons and petroleum products, lead, asbestos, radon, polychlorinated biphenyl (PCBs), as well as all other chemicals, substances, materials, objects conditions, and living organisms that are now or become in the future listed or defined as toxic, hazardous or regulated by any federal, state or local law. Buyer's obligations under this paragraph shall survive in perpetuity.

         22. Sale of Other Personal Property. Seller shall hold a public auction at which it will sell the Other Personal Property and the Rock-O-Plane separately (the "Auction"). Notice of the Auction must be published by April 14, 1995, and the Auction date must be set for a date no earlier than twenty-one days, nor later than thirty days, after the initial publication of such notice. If Buyer is the successful bidder at the Auction for the Other Personal Property, then: (a) Buyer shall pay its last bid price (the "Auction Price") to Seller; (b) Seller shall convey its interest in the Other Personal Property to Buyer by a quitclaim bill of sale without any representation or warranty; and
(c) the balance of the Purchase Money Note will be automatically reduced by the Auction Price. If before the Auction Buyer consummates a purchase of the Other Personal Property, then the Auction will be cancelled and the balance of the Purchase Money Note will be automatically reduced by Buyer's direct cost of acquiring the Other Personal Property. If Buyer acquires the Other Personal Property via the Auction, Seller shall indemnify Buyer from any claims by third parties claiming to own an interest in the Other Personal Property; if Seller fails to so indemnify Buyer, Buyer may offset its payment obligations under the Purchase Money Note to the extent of such unfulfilled indemnity obligations. If Buyer acquires the Other Personal Property under this paragraph, then: (i) any storage fee for any of the Other Personal Property or the Rock-O-Plane charged by Buyer to Seller is automatically deemed discharged or void, and (ii) any storage fee for any of the Other Personal Property or the Rock-O-Plane located on the Property received by Buyer, regardless of the source of the payment, must be added to the principal balance of the Purchase Money Note and Buyer shall execute a new or additional Promissory note reflecting such increased loan balance. In the event of any inconsistency between the preceding sentence and the provision of any other agreement or letter, whether executed before, after or concurrent with this Agreement, the preceding sentence controls.

         23. Estoppel Regarding Loan Balance. This Agreement provides for the automatic reduction or increase of the loan balance evidenced by the Purchase Money Note upon the occurrence of certain events. Notwithstanding any other provision in this Agreement, no reduction may be made to the Purchase Money Note on account of a claim under this Agreement which is not made by written notice to Seller within one year after the Close of Escrow. At any time(s) Seller requests in writing from Buyer an estoppel as to the amount owing under the Purchase Money Note, Buyer has twenty-one days to appropriately respond in writing to Seller's inquiry or otherwise be estopped from claiming any offset to the Purchase Money Note that it may have under this Agreement.

         24.  Governing  Law.  This  Agreement  is governed by and  construed in
accordance   with  the  laws  of  the  State  of  California,   irrespective  of
California's choice-of-law principles.

         25. Further Assurances. Each party to this Agreement shall execute and deliver all instruments and documents and take all actions as may be reasonably required or appropriate to carry out the purposes of this Agreement.

         26. Venue and jurisdiction. All actions and proceedings arising in connection with this Agreement must be tried and litigated exclusively in the State and Federal courts located in the County of San Diego, State of California, which courts have personal jurisdiction and venue over each of the parties to this Agreement for the purpose of adjudicating all matters arising out of or related to this Agreement. Each party authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices set forth in this Agreement.

         27. Counterparts and Exhibits. This Agreement may be executed in counterparts, each of which is deemed an original and all of which together constitute one document. All exhibits attached to and referenced in this Agreement are incorporated into this Agreement.

         28. Time of Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

         29. Attorney's Fees. The prevailing party in any litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party all costs, expenses, and actual attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

         30. Modification. This Agreement may be modified only by a contract in writing executed by the party to this Agreement against whom enforcement of the modification is sought.

         31. Headings. The paragraph headings in this Agreement: (a) are included only for convenience, (b) do not in any manner modify or limit any of the provisions of this Agreement, and (c) may not be used in the interpretation of this Agreement.

         32. Prior Understandings. This Agreement and all documents specifically referred to and executed in connection with this Agreement: (a) contain the entire and final agreement of the parties to this Agreement with respect to the subject matter of this Agreement, and (b) supersede all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of this Agreement.

         33. Interpretation. Whenever the context so requires in this Agreement, all words used in the singular may include the plural (and vice versa) and the word "person" includes a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity. The terms includes" and "including" do not imply any limitation. For purposes of this Agreement, the term "day" means any calendar day and the term "business day" means any calendar day other than a

Saturday, Sunday or any other day designated as a holiday under California Government Code Sections 6700-6701. Any act permitted or required to be performed under this Agreement upon a particular day which is not a business day may be performed on the next business day with the same effect as if it had been performed upon the day appointed. No remedy or election under this Agreement is exclusive, but rather, to the extent permitted by applicable law, each such remedy and election is cumulative with all other remedies at law or in equity.

         34. Partial Invalidity. Each provision of this Agreement is valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement (or the application of such provision to any person or circumstance) is or becomes invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or circumstances other than those as to which it Is held invalid or unenforceable, are not affected by such invalidity or unenforceability.

         35. Successors-in-Interest and Assigns. Buyer may assign its rights under this Agreement to a nominee but Buyer is not thereby released of its obligations or liability under this Agreement unless such nominee assumes all of Buyer's obligations under this Agreement in a writing for the benefit of Seller and Seller approves of such nominee in Seller's sole and absolute discretion, which approval may not unreasonably be withheld. Subject to the foregoing and any other restrictions on transferability contained in this Agreement, this Agreement is binding upon and inures to the benefit of the successors-in-interest and assigns of each party to this Agreement.

         36. Notices. Each notice and other communication required or perrmitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (a) hand delivery to the other party, (b) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph), (c) three business days after the Notice has been deposited with the United States postal service as first class certified mail, return receipt requested, postage prepaid, and addressed to the party as set forth below, or (d) the next business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

If to Seller, to:            PLC Properties Inc.
                             2255 Camino Del Rio South, Ste. 300
                             San Diego, California 92108
                             Attn: Howard Harris


        with a copy to:      Solomon Ward Seidenwurm & Smith
                             401 B Street, Suite 1200
                             San Diego, CA 92101
                             Attn: Richard L. Seidenwurm, Esq.

If to Buyer, to:             United Leisure Corporation
                             8800 Irvine Center Drive
                             Irvine, California 92718
                             Attn: Harry Shuster
        with a copy to:
                             Richman, Lawrence, Mann, Greene, Arbiter & Chizever
                             9601 Wilshire Blvd., Penthouse
                             Beverly Hills, California 90210
                             Attn: Gerald M. Chizever, Esq.

Each party shall make a reasonable, good faith effort to ensure that it will accept or receive Notices to it that are given in accordance with this paragraph. A party may change its address for purposes of this paragraph by giving the other party(ies) written notice of a new address in the manner set forth above.

         37. Waiver. Any waiver of a default or provision under this Agreement must be in writing. No such waiver constitutes a waiver of any other default or provision concerning the same or any other provision of this Agreement. No delay or omission by a party in the exercise of any of its rights or remedies constitutes a waiver of (or otherwise impairs) such right or remedy. A consent to or approval of an act does not waive or render unnecessary the consent to or approval of any other or subsequent act.

         38. Drafting Ambiguities. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that ambiguities are to be resolved against the drafting party or in favor of the party receiving a particular benefit under an agreement may not be employed in the interpretation of this Agreement or any amendment to this Agreement.

         39. Third Party Beneficiaries. Nothing in this Agreement is intended to confer any rights or remedies on any person or entity other than the parties to this Agreement and their respective successors-in-interest and permitted assignees, unless such rights are expressly granted in this Agreement to another person specifically identified as a "Third Party Beneficiary."

         40. Time. Time is of the essence with respect to the obligations of each of the parties under this Agreement.

             SELLER:                PLC PROPERTIES, INC.,
                                    a California corporation

                                    By: /s/Lawrence P. Casey
                                       ---------------------------
                                    Lawrence P. Casey, Executive Vice President

             BUYER:                 UNITED LEISURE CORPORATION
                                    a Delaware Corporation

                                    By: /s/Renate Graf
                                        ---------------------------
                                        Renate Graf, Vice-President/Controller

CONSENT AND ACCEPTANCE OF ESCROW HOLDER:

         The undersigned consents to and accepts the instructions set forth in the above Agreement for Purchase and Sale and Joint Escrow Instructions.


Chicago Title Insurance Company


By:
     --------------------------------------
Its:
     --------------------------------------

             EXHIBIT "A"           DESCRIPTION

Page 1
                                                      Policy No.    975386-PA 15

PARCEL 1:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON, SOUTH 72 DEGREES 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME, SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED IN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 26, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREE 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF LAND SO CONVEYED TO LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LIKE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF DESCRIBED IN DEED TO WILLIAMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS' LAND TO THE POINT OF BEGINNING.

EXCEPTING THAT PORTION LYING NORTHERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO LEE RAMAGE, ET UX, BY DEED RECORDED FEBRUARY 11, 1959, IN BOOK 7492, PAGE 505 OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 11 DEGREES 52' 25" EAST, 73.05 FEET FROM A 1/2 INCH IRON PIPE HAVING COORDINATES Y EQUALS
246,219.53 FEET AND X EQUALS 1,805,256.21 FEET, PURPORTEDLY SET FOR THE SOUTHEAST CORNER OF SAID RAMAGE LAND; THENCE NORTH 52 DEGREES 05' 27" EAST,
267.90 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 350 FEET THROUGH AN ANGLE OF 21 DEGREE 52' 04", A DISTANCE OF 133.58 FEET; THENCE NORTH 73 DEGREE 57' 31" EAST, 407.33 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 300 FEET THROUGH AN ANGLE OF 51 DEGREES 17' 36", A DISTANCE OF
268.57 FEET; THENCE SOUTH 54 DEGREES 44' 53" EAST, 47.89 FEET TO A POINT ON THE WESTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO EDWARD L. BREWER, ET UX, BY DEED RECORDED MAY 16, 1957, IN BOOK 6580, PAGE 320 OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 01 DEGREE 26' 58" EAST, 271.22 FEET FROM A 1 1/2 INCH IRON PIPE MARKED, "L. S. 2201" HAVING COORDIANTES Y EQUALS 246,286.30 FEET AND X EQUALS 1,806,280.71 FEET, PURPORTEDLY SET FOR THE SOUTHWEST CORNER OF SAID BREWER LAND.

PARCEL 2:

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY LYING SOUTHERLY OF AND ADJOINING THE FOLLOWING DESCRIBED LAND:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

                                   DESCRIPTION

Page 2
                                                      Policy No.   975386-PA 15

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVSION, DISTANT THEREON, SOUTH 72 DEGREE 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME; SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED IN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 16, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREES 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF SAID LAND SO CONVEYED TO SAID LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO WILLIAMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS' LAND TO THE POINT OF BEGINNING.

THE SIDELINES OF SAID PORTION OF THE NORTHERLY HALF OF SAID FLUME TO TERMINATE IN THE SOUTHERLY PROLONGATIONS OF THE EASTERLY AND WESTERLY LINES OF THE ABOVE DESCRIBED LAND.

PARCEL 3:

THAT PORTION OF LOT 45 AND THAT PORTION OF LOT 48, IF ANY OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTRY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF ON FILE IN DEED BOOK 170, PAGE 71, RECORDS OF SAID SAN DIEGO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON SOUTH 72 DEGREES 30' WEST, 275.00 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF THE LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO LEONARD ALVIN KEEVER, RECORDED AUGUST 26, 1936 IN BOOK 550, PAGE 292 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 72 DEGREES 30' WEST, 225 FEET; THENCE DUE SOUTH TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAID SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY OF SAID FLUME 225 FEET MORE OR LESS TO A POINT DUE SOME OF THE POINT OF BEGINNING, BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO KEEVER, ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID KEEVER LAND, 890 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY HALF OF THE RIGHT OF WAY OF THE CUYAMACA FLUME COMPANY LYING SOUTHERLY OF AND ADJACENT TO THE MOST SOUTHERLLY LINE OF THE PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM THAT PORTION LYING SOUTHERLY AND EASTERLY OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE INTERSECTION OF THE CENTER LINE OF THE 50.00 FOOT RIGHT OF WAY OF THE CUYAMACA FLUME AND THE CENTER LINE OF THE 100.00 FOOT STATE HIGHWAY (FORMERLY THE CENTER LINE OF THE COUNTY ROAD, AS SHOWN ON SAID MAP OF THE "S" TRACT OF RANCHO EL CAJON), ACCORDING TO THE LAYOUT KNOWN AS DISTRICT VII, SAN

                                   DESCRIPTION

Page 3
                                                      Policy No.    975386-PA 15

DIEGO, ROUTE 12, SECTION C, A PLAT OF WHICH IS ON FILE IN THE OFFICE OF THE DIVISION ENGINEER CALIFORNIA STATE DIVISION OF HIGHWAYS OF SAN DIEGO, CALIFORNIA, AND APPROVED FEBRUARY 8, 1932, SAID POINT OF INTERSECTION BEING ON OR NEAR ENGINEER'S CENTER LINE STATION 333 PLUS 97.97 P.O.T. OF SAID STATE HIGHWAY LAYOUT; THENCE SOUTH 73 DEGREES 36' 30" WEST ALONG SAID CENTER LINE OF SAID STATE HIGHWAY, A DISTANCE OF 300.03 FEET TO A POINT ON SAID CENTER LINE THAT IS DISTANT THEREON 275.00 FEET WESTERLY FROM ITS INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF SAID CUYAMCA FLUME; THENCE SOUTH 1 DEGREE 0l' 10" WEST, A DISTANCE OF 940.31 FEET, MORE OR LESS, TO A POINT IN THE NORTHERLY LINE OF SAID CUYAMACA FLUME RIGHT OF WAY; THENCE RETRACTING NORTH 1 DEGREE 01' 10" EAST 225.00 FEET; TO THE TRUE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED LINE; THENCE NORTH 85 DEGREES 14' 10" WEST 100.00 FEET; THENCE SOUTH 01 DEGREE Ol' 10" EAST TO THE CENTER LINE OF THE RIGHT OF WAY OF CUYAMACA FLUME COMPANY.


ALSO EXCEPTING THEREFROM THAT PORTION LYING NORTHERLY OF THE FOLLOWING DESCRIBED
LINE:

BEGINNING AT THE POINT OF BEGINNING DESCRIBED AS THE SOUTHWEST CORNER OF THAT PARCEL OF LAND CONVEYED TO THE STATE OF CALIFORNIA BY A DEED RECORDED MARCH 5, 1963, AS FILE NO. 37982 OF OFFICIAL RECORDS, SAID POINT BEING AT THE WESTERLY TERMINUS OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA DESCRIBED ABOVE AS COURSE (3) DESCRIBED SOUTH 85 DEGREES 31' 51" WEST 309.11 FEET, THENCE CONTINUING ALONG THE WESTERLY PROJECTION OF SAID COURSE (3) SOUTH 85 DEGREES 31' 51" WEST 215.72 FEET MORE OR LESS TO THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO THE WILLIAM P. LEE COMPANY, INC., BY A DEED RECORDED JULY 2, 1986, AS FILE NO. 86-274086.


PARCEL 4:


THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:


BEGINNING AT A POINT ON THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:


CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.00 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:


SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND S0UTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, MORE OR LESS, TO A LINE WHICH BEARS DUE SOUTH FROM THE POINT OF BEGINNING; THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.


EXCEPTING THEREFROM THAT PORTION CONDEMNED FOR STATE HIGHWAY PURPOSES AS DESCRIBED IN FINAL ORDER OF CONDEMNATION RECORDED OCTOBER 19, 1964 AS FILE NO. 190709 OF OFFICIAL RECORDS.


PARCEL 4A:

                                  DESCRIPTION

Page 4
                                                       Policy No.   975366-PA 15

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY, LYING SOUTHERLY OF AND ADJOINING THAT CERTAIN PARCEL OF LAND DESCRIBED AS
FOLLOWS:

THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:

CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.00 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:

SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND SOUTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, MORE OR LESS, TO A LINE WHICH BEARS DUE SOUTH FROM THE POINT OF BEGINNING; THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.

                        Exhibit "B" to Purchase Agreement

                        MARSHALL SCOTTY'S AMUSEMENT PARK
                        --------------------------------

                             Personal Property List
                             ----------------------


- - --------------------------------------------------------------------------------

           RIDES                                   MANUFACTURERS

 SLICK GO CART TRACK (NO CARS INCLUDED)
 5OO' INGROUND FOAM PADDED CONCRETE
  INNER-TUBE WATER SLIDE ("RIVER RIDE")
 MINI TRAIN W/5 COACHES                       -CHANCE C.P. HUNTINGTON
 BUMPER CARS                                  -CARS BY SOLI
 TILT-A-WHIRL                                 -SELLNER
 TANK RIDE                                    -ALLAN HERSHELL
 SKY FIGHTER                                  -ALLAN HERSHELL
 BULGY THE WHALE                              -EVERLY AIRCRAFT
 FERRIS WHEEL                                 -GARBRECK
 ZUMER                                        -SAN ANTONIO ROLLER WORKS
 MINI BIKE                                    -UNKNOWN
 CAR RIDE                                     -ALLAN HERSHELL
 CHAIR SWING                                  -UNKNOWN
 TWISTER                                      -UNKNOWN
 BOAT RIDE (6 BOATS)                          -ALLAN HERSHELL
 ROLLER COASTER                               -ALLAN HERSHELL


- - --------------------------------------------------------------------------------

                                   Exhibit "C"
RECORDING REQUESTED BY


WHEN RECORDED MAIL TO:
F. Beard Hobbs
890 South Park Place
El Cajon, CA 92021

- - --------------------------------------------------------------------------------
                                             SPACE ABOVE LINE FOR RECORDER'S USE

                     MODIFICATION OF NOTE AND DEED OF TRUST

This Modification of Note and Deed of Trust (this "Modification") is entered into as of March _, 1995, by and between FRANK STANLEY HOBBS and JESSIE STEEL HOBBS, husband and wife as joint tenants (collectively, "Beneficiary"), and UNITED LEISURE CORPORATION, a Delaware corporation ("Owner"), in connection with:

         (a) the Installment Note - Interest Included dated January 11, 1979, in the original principal amount of $230,000.00 executed by Bernard Pludow and Pauline F. Pludow (collectively, "Pludow"), collectively as maker, in favor of Beneficiary (the "Note"); and

         (b) the Short Form Deed of Trust and Assignment of Rents made on January 11, 1979, by Pludow, as trustor, in favor of Beneficiary, as beneficiary, and recorded in the Official Records of the County of San Diego, California (the "Official Records"), on January 31, 1979, as instrument no. 79-048088 (the "Trust Deed").

The Trust Deed encumbers the real property described therein (the "Property"), which Property is owned by Owner.

         Beneficiary and Owner agree that the Note and the Trust Deed are each amended and modified as of the date of this Modification as follows:

         1. Interest Rate Increase. The interest rate under the Note is increased to twelve percent (12%) per annum beginning on the date of this Modification.

         2. Interest-Only : Payments and Maturity: Date. Interest under the Note is due and payable on the first day of each calendar month following the date of this Modification and continuing until April 1, 2000 (the "Maturity Date"), on which date all principal and interest owing under the Note becomes due and payable. No principal payments are required to be made until the Maturity Date, but Owner reserves the right to prepay all or any portion of the indebtedness without penalty or premium.

         3. Due on Sale. In the event of any sale, transfer or conveyance of the Property, whether voluntary or involuntary, without the prior written consent of Beneficiary, the entire balance of principal and interest under the Note becomes, at Beneficiary's written election, immediately due and payable.

         4. Acknowledgment of Current Balance. Beneficiary acknowledges and represents that as of the date of this Modification: (a) the outstanding balance under the Note is $120,000, (b) the maker under the Note is not in default under the Note or the Trust Deed, and (c) no event has occurred which, upon notice or the lapse of time, will result in a default under the Note or the Trust Deed.

         5. Security Interest. As additional security for the repayment obligations under the Note, Owner grants to Beneficiary a security interest in all machinery, equipment and personal property located on or used in connection with the operation of the business located at 14011-14009 Ridgehill Road, El Cajon, California. At Beneficiary's request, Owner shall execute and file a Financing Statement with the Secretary of State of California evidencing and perfecting the security interest granted under this paragraph.

         6. Insurance and Indemnity. Owner shall indemnify and hold harmless Beneficiary from all claims of any nature relating to or arising out of the Property during Owner's ownership of the Property. Owner shall maintain general liability insurance in an amount of at least Two Million Dollars naming Beneficiary as an additional insured. Additionally, Owner shall insure the Property with an "All-Risk" policy of fire and hazard insurance in an amount equal to or greater than the lesser of the following: (a) the value of the improvements and personal property located on the Property, or (b) the outstanding balance under the Note.


         7. Attorney's Fees. The prevailing party in any litigation, arbitration, mediation, bankruptcy, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of any dispute arising out of the Note, the Trust Deed or this Modification may recover from the unsuccessful party all costs, expenses, and actual attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding.

         8. Late Charge. If any payment due under the Note is not received by Beneficiary within fifteen (15) days after such payment is due, Owner shall immediately pay to Beneficiary an additional sum of five percent (5%) of such overdue amount as a late charge. Such late charge is fair and reasonable based on the facts and circumstances existing as of the date of this Modification. Acceptance of the late charge by Beneficiary does not constitute a waiver of Owner's default with respect to the overdue amount, nor prevent Beneficiary from exercising any of the other rights and remedies available to Beneficiary under the Note and Trust Deed.

This Modification may be executed in counterparts, each of which is deemed an original and all of which together constitute one document.

Except as specifically set forth in this Modification, the Note and Trust Deed remain unmodified and in full force.

BENEFICIARY:
                                            -----------------------------------
                                            Frank Stanley Hobbs

                                            -----------------------------------
                                            Jessie Steel Hobbs

OWNER:                                      UNITED LEISURE CORPORATION,
                                            a Delaware corporation

                                            By:
                                                -------------------------------
                                              Its:
                                                   ----------------------------

State of California                )
                                   )
County of__________________________)


On_________________________before me,_______________________________________,
                  Date                                   Name, Title Of Officer

personally appeared____________________________________________________________,
                                                 Name(s) Of Signer(s)

[ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                        WITNESS my hand and official seal.



                                        ---------------------------------------
                                                    Notary Public


State of California                )
                                   )
County of__________________________)


On_________________________before me,_______________________________________,
                  Date                                   Name, Title Of Officer

personally appeared____________________________________________________________,
                                                 Name(s) Of Signer(s)

[ ] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                        WITNESS my hand and official seal.



                                        ---------------------------------------
                                                    Notary Public

                                   Exhibit "D"

                             SECURED PROMISSORY NOTE


$730,000.00                                                 Date: April 7, 1995

         FOR VALUE RECEIVED, UNITED LEISURE CORPORATION, a Delaware corporation, whose address for notices is 8800 Irvine Center Drive, Irvine, California 92718,
Attn: Harry Shuster ("Maker"), promises to pay to PLC PROPERTIES INC., a California corporation ("Holder"), or order, at 2255 Camino Del Rio South, Suite 300, San Diego, California 92108 (or such other address designated by Holder from time to time) the principal sum of Seven Hundred Thirty Thousand Dollars ($730,000.00), plus interest thereon from the date hereof until all amounts due hereunder are paid in full, at the rate of nine and 67/100ths percent (9.67%) per annum, payable as more fully set forth below:

         1. Payments. Interest under this Secured Promissory Note (this "Note") is due in arrears on the first day of the following calendar month commencing May 1, 1995. On March 1, 2000 (the "Maturity Date"), Maker shall pay to Holder all remaining unpaid principal and all accrued and unpaid interest and other charges under this Note.

         2. Manner of  Payments.  All  payments by Maker under this Note must be
(a) made in lawful money of the United States of America without set-off, deduction or counterclaim of any kind whatsoever, (b) credited first to amounts for late charges, if any, second to amounts for Holder's costs of enforcing this Note, if any, third to amounts of interest due hereunder, if any, and finally to the principal balance under this Note, and (c) deemed paid by Maker upon their actual receipt by Holder.

         3. Prepayment. Maker may prepay all or any portion of the principal amount of this Note at any time without penalty.

         4. Late Charge. If any amount of interest or principal under this Note is not received by Holder within ten days after its due date (including the payment due on the Maturity Date), then, without any requirement for notice to Maker, Maker shall immediately pay to Holder an additional sum of seven percent (7.0%) of such overdue amount as a late charge. Maker acknowledges and agrees that such late charge is fair and reasonable based upon the facts and circumstances existing as of the date of this Note. Acceptance of such late charge by Holder does not constitute a waiver of Maker's default with respect to the overdue amount, nor prevent Holder from exercising any of the other rights and remedies available to Holder under this Note or any of the Security Instruments (as defined below).

         5. Default Interest. In the event Maker fails to pay any installment of principal or interest (including the payment due upon the Maturity Date), within 30 days of the date such installment is due, then in addition to any other amounts payable hereunder, including the late charge provided for under Paragraph 4, above, the entire outstanding balance of principal and interest under this Note shall thereafter bear interest, until such overdue payment is paid in full, at the increased rate of twelve percent (12%) per annum.

         6. Acceleration. All unpaid principal and accrued and unpaid interest under this Note shall, at Holder's election, be immediately due and payable upon the occurrence of any of the following events, each of which constitutes a default hereunder:

                  6.l. Any amount due under this Note is not received by Holder on or before its due date.

                  6.2. A default occurs under any of the Security Instruments (as defined below).

                  6.3. The making by Maker of any general arrangement or assignment for the benefit of creditors; Maker's becoming bankrupt, insolvent or a "debtor" as defined in 11 U.S.C. Section 101, or any successor statute (unless, in the case of an involuntary petition filed against any Maker, if such petition is dismissed within 30 days after its original filing); the institution of proceedings under the bankruptcy or similar laws in which Maker is the debtor or bankrupt; the appointing of a trustee or receiver to take possession of substantially all of Maker's assets (unless possession is restored to Maker within 30 days after such taking); the attachment, execution or judicial seizure of substantially all of Maker's assets (unless such attachment, execution or judicial seizure is discharged within 30 days after such attachment, execution or judicial seizure).

         7. Commercial Purposes. Maker acknowledges that the loan evidenced by this Note is being obtained for business or commercial purposes, the proceeds of which will not be used primarily for personal, family, household or agricultural purposes.

         8. Security. This Note is or will be, upon execution thereof, secured by (a) a second priority Deed of Trust With Assignment of Rents, Security Agreement and Fixture Filing encumbering the property described therein, duly executed and appropriately acknowledged by Maker, as trustor and debtor, in favor of Chicago Title Company, as trustee, for the benefit of Holder, as beneficiary and secured party, and (b) certain other documents and instruments referenced therein and by each other document or instrument which expressly states that it secures Maker's obligations under this Note (collectively, the "Security Instruments"). The Deed of Trust described above contains the following provision:

                  " Accelerating Transfers. "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, lease, or other transfer of all or any material part of the Property or any interest in it, whether voluntary, involuntary, by operation of law or otherwise.

                  "Trustor acknowledges that Beneficiary is making the loan modification secured hereby in reliance on the expertise, skill and experience of Trustor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Beneficiary's reliance, Trustor agrees that, unless the transfer is preceded by Beneficiary's express written consent to the particular transaction and transferee, which consent Beneficiary may withhold in its sole discretion, if any Accelerating Transfer occurs, Beneficiary, in its sole discretion may declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided by this Trust Deed."

         9. Interest Limitation. It is not intended by any provision of this Note to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker under applicable law on a cumulative basis over the life of the loan evidenced by this Note (the "Loan"). Nevertheless, in the event it is determined that interest has been collected in an amount exceeding the maximum interest permitted by law, such excess shall be applied to reduce the principal amount outstanding hereunder and, to the extent such excess exceeds such principal, it shall be returned to Maker.

         10. Note Waivers. Maker waives presentment, notice, demand, protest, notice of demand and dishonor.

         11. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

         12. Further Assurances. Each party to this Note shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Note.

         13. Time of Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Note.

         14. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret, collect upon, foreclose, or otherwise obtain judicial or quasi-judicial relief in connection with this Note, the prevailing party in such Proceeding shall be entitled to recover from the unsuccessful party all costs, expenses (including expert witness and other consultant fees and costs), and actual attorney's fees relating to or arising out of (i) such Proceeding (whether or not such Proceeding proceeds to judgment), and (ii) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

         15. Modification. This Note may be modified only by a contract in writing executed by the party to this Note against whom enforcement of such modification is sought.

         16. Waiver. Any waiver of a default under this Note must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Note. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

         17. Drafting Ambiguities. Maker and its legal counsel have reviewed and had an opportunity to negotiate the terms of this Note and the Security Instruments. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Note or of any of the Security Instruments.


MAKER:                                             UNITED LEISURE CORPORATION,
                                                   a Delaware corporation




                                                   By:
                                                       ------------------------
                                                       Its:
                                                            --------------------

                                   Exhibit "E"

RECORDING REQUESTED BY


WHEN RECORDED MAIL TO:
PLC Properties, Inc.
2255 Camino Del Rio South, Ste. 300
San Diego, CA 92108
Attention: Howard Harris

- - --------------------------------------------------------------------------------
                                         SPACE ABOVE LINE FOR RECORDER'S USE


                        DEED OF TRUST WITH ASSIGNMENT OF
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING


THIS DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Trust Deed") is made as of April 7, 1995, by UNITED LEISURE CORPORATION, a Delaware corporation, having an address for notices at 8800 Irvine Center Drive, Irvine, California 92718, Attn: Harry Shuster ("Trustor"), in favor of Chicago Title Company ("Trustee"), for the benefit of PLC PROPERTIES, INC., a California corporation, having an address for notices at 2255 Camino Del Rio South, Ste. 300, San Diego, California 92108, Attn: Howard Harris ("Beneficiary"), who agree as follows:

         THIS TRUST DEED IS A SECOND PRIORITY DEED OF TRUST JUNIOR TO THE DEED OF TRUST MADE AS OF JANUARY 11, 1979, BY BERNARD PLUDOW AND PULINE PLUDOW, AS TRUSTOR, IN FAVOR OF FRANK STANLEY HOBBS AND JESSIE STEEL HOBBS (THE "HOBBS"), AS BENEFICIARY, RECORDED IN THE OFFICIAL RECORDS OF SAN DEEGO COUNTY, CALIFORNIA, ON JANUARY 31, 1979, AS INSTRUMENT NO. 79-048088, WHICH DEED OF TRUST WAS MODIFIED AS OF THE DATE OF THIS TRUST DEED BY AGREEMENT BETWEEN TRUSTOR AND THE HOBBS (AS AMENDED, THE "FIRST TRUST DEED").

         1. Grant in Trust and Security Agreement. For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, for the benefit of Beneficiary, the following property (the "Trust Estate"):

            (a) the real property described on the attached Exhibit "A" (the "Land");

            (b) all buildings, structures, and other improvements now or in the future located or to be constructed on the Land (the "Improvements");

            (c) all tenements, hereditament, appurtenances, privileges and other rights and interests now or in the future benefitting or otherwise relating to the Land or the Improvements, including easements, rights-of-way, development rights, mineral rights, water rights and water stock (the "Appurtenances," and together with the Land and the Improvements, the "Real Property");

            (d) all leases, rental agreements and occupancy agreements affecting the Land or the Improvements (the "Leases");

            (e) all present and future right, title, and interest of Trustor in and to all inventory, equipment, fixtures and other goods (as those terms are defined in Division 9 of the California Uniform Commercial Code (the "UCC"), now or in the future located at, upon or about, or affixed or attached to or installed in, the Real Property, or used or to be used in connection with or otherwise relating to the Real Property or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy of the Real Property, including furniture, furnishings, machinery, appliances, building materials and supplies, work in progress, equipment, generators, boilers, furnaces, water tanks, heating, ventilating and air conditioning equipment and all other types of tangible personal property of any kind or nature, and all accessories, additions, attachments, parts, proceeds, products, repairs, replacements and substitutions of or to any of such property and including the items of personal property described on the attached Exhibit "B," which were purchased by Trustor from Beneficiary (collectively the "Goods," and together with the Real Property and the Leases, the "Property"); and

            (f) all present and future right, title and interest of Trustor in and to all general intangibles, chattel paper, instruments and documents (as those terms are defined in the UCC) and all other agreements, obligations, rights and written materials (in each case whether existing now or in the future) now or in the future relating to or otherwise arising in connection with or derived from the Property or any other part of the Trust Estate or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing, occupancy, sale or financing of the Property or any other part of the Trust Estate, including (i) permits, approvals and other governmental authorizations, (ii) improvement plans and specifications and architectural drawings, (iii) agreements with contractors, subcontractors, suppliers, project managers and supervisors, designers, architects, engineers, sales agents, leasing agents, consultants and property managers, (iv) takeout, refinancing and permanent loan commitments, (v) warranties, guaranties, indemnities and insurance policies, together with insurance payments and unearned insurance premiums, (vi) claims, demands, awards, settlements and other payments arising or resulting from or otherwise relating to any insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property,
(vii) any cash collateral account maintained pursuant to any document evidencing the Secured Obligations (as defined in Section 3 below), and any amounts deposited by Trustor with Beneficiary which are to be held in any such cash collateral account, (viii) service and maintenance agreements, purchase and sale agreements and purchase options, together with advance payments, security deposits and other amounts paid to or deposited with Trustor under any such agreements, (ix) reserves, deposits, bonds, deferred payments, refunds, rebates, discounts, cost savings, escrow proceeds, sale proceeds and other rights to the payment of money, trade names, trademarks, goodwill and all other types of intangible personal property of any kind or nature, (x) all voting rights relating to the Property, and (xi) all supplements, modifications, amendments, renewals, extensions, proceeds, replacements and substitutions of or to any of such property (the "Intangibles," and together with the Appurtenances and the Rents [as defined in Section 5], the "Rights").

         2. Security Agreement and Fixture Filing. Trustor additionally grants to Beneficiary, pursuant to the UCC, a security interest in all present and future right, title and interest of Trustor in and to all Goods and Intangibles in which a security interest may be created under the UCC (the "Personal Property"). IN ADDITION TO CONSTITUTING A DEED OF TRUST AND SECURITY AGREEMENT, THIS TRUST DEED CONSTITUTES A FINANCING STATEMENT FILED AS A FIXTURE FILING UNDER SECTION 9402(6) OF THE UCC, AS AMENDED OR RECODIFIED FROM TIME TO TIME, COVERING ANY PORTION OR ITEM OF THE TRUST ESTATE WHICH NOW IS OR LATER MAY BECOME A FIXTURE ATTACHED TO THE REAL PROPERTY OR IMPROVEMENTS.

         3. Obligations Secured. This Trust Deed is given for the purpose of securing payment and performance of the following (the "Secured Obligations"):
(a) all present and future indebtedness evidenced by the Secured Promissory Note made as of the date of this Trust Deed by Trustor in favor of Beneficiary in the stated principal amount of $730,000.00 (the "Note"), including principal, interest and all other amounts payable under the terms of the Note and all renewals and replacements thereof; (b) all present and future obligations of Trustor under this Trust Deed; (c) all additional present and future obligations of Trustor to Beneficiary under any other agreement or instrument (whether existing now or in the future) which states that it is, or such obligations are, secured by this Trust Deed; and (d) all obligations of Trustor under the Agreement for Purchase and Sale and Joint Escrow Instructions dated as of April 5, 1995, between Trustor and Beneficiary; in each case as such indebtedness and other obligations may from time to time be supplemented, modified, amended, renewed and extended, whether evidenced by new or additional Documents or resulting in a change in the interest rate on any indebtedness or otherwise.

         4. Trustor's Covenants. To protect the security of this Trust Deed, Trustor agrees as follows:

            4.1 Payment and Performance of Secured Obligations. Trustor shall pay and perform all Secured Obligations in accordance with the respective terms of such Secured Obligations, whether evidenced by or arising under this Trust Deed, the Note or otherwise.

            4.2 Maintenance of Trust Estate. Trustor shall (a) keep the Property in good condition and repair, and promptly and in a good and workmanlike manner (and with new materials of good quality) complete any Improvements to be constructed on the Land, repair or restore any part of the Real Property that may be injured, damaged or destroyed, and repair, restore or replace any Goods that may be injured, damaged, destroyed or lost or that may be or become obsolete, defective or worn out (except that Trustor shall not be required to repair, restore or replace any such Goods of insignificant value which are not reasonably necessary or appropriate to the efficient operation of the Real Property, and except that Trustor may sell Goods to disinterested third-parties for fair market value without replacing such Goods so long as Trustor applies all proceeds of such sales to reduce the principal outstanding under the Note immediately upon each such sale), and in each case pay when due all valid claims for labor, service, equipment and material and any other costs incurred in connection with any such action, (b) not commit or permit any waste of any part of the Property, (e) not permit or consent to any restriction that would prevent or otherwise impair the use or development of the Real Property for its current and intended purposes, (f) comply in all material respects with all laws and other requirements, and not commit or permit any material violation of any Laws or Other Requirements, which affect any part of the Trust Estate or require any alterations or improvements to be made to any part of the Property, (g) take such action from time to time as may be reasonably necessary or appropriate, or as Beneficiary may reasonably require, to protect the physical security of the Property, (h) not permit the existence of any hazardous or toxic substances upon the Property (excluding lawful uses of common household cleaning agents), (i) pay all utility charges relating to the Property, and (j) take all other action which may be reasonably necessary or appropriate to preserve, maintain and protect the Trust Estate, including the enforcement or performance of any rights or obligations of Trustor or any conditions with respect to any rights. Trustor shall keep accurate and complete books and records with respect to the Property and with respect to Trustor regarding the financial condition of the Property and of Trustor and all matters relating to the operation of the Property (the "Books and Records") and shall maintain the Books and Records at Trustor's main office at all times. Trustor shall make the Books and Records available to Beneficiary at any reasonable time upon Beneficiary's request.

            4.3 Insurance, Condemnation and Damage Claims. Trustor shall maintain fire and other insurance on the Property to the extent reasonably required by Beneficiary from time to time. All proceeds of any claim, demand, award, settlement or other payment arising or resulting from or otherwise relating to any such insurance or any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Property (a "Damage Claim") are hereby assigned and shall be payable and delivered to Beneficiary (any such proceeds of any Damage Claim being referred to in this Trust Deed as "Damage Proceeds"). Trustor shall take all action reasonably necessary or required by Beneficiary in order to protect Trustor's and Beneficiary's rights and interests with respect to any Damage Claim, including the commencement of, appearance in and prosecution of any appropriate action or other proceeding, and Beneficiary may in its discretion participate in any such action or proceeding at the expense of Trustor.

            So long as no Event of Default has occurred and is continuing, Trustor may settle, compromise or adjust any Damage Claim with the prior written consent of Beneficiary (which shall not be unreasonably withheld). Upon the occurrence and during the continuance of any Event of Default, Beneficiary shall have the sole right to settle, compromise or adjust any Damage Claim in such manner as Beneficiary may determine, and for this purpose Beneficiary may, in its own name or in the name of Trustor, take such action as Beneficiary deems appropriate to realize on any such Damage Claim. In either case, all Damage Proceeds payable in connection with any such Damage Claim shall be delivered directly to Beneficiary as provided in the preceding paragraph.

            Beneficiary shall release all or a portion of the Damage Proceeds to Trustor and permit Trustor to use all or a portion of the Damage Proceeds to restore the Property in accordance with and to the extent approved by Beneficiary in writing (which approval may not unreasonably be withheld), except that Beneficiary shall not release such Damage Proceeds (and may apply such

Damage Proceeds to the Secured Obligations as set forth above) to the extent such Damage Proceeds relate to any condemnation, seizure or other appropriation by any Governmental Agency of all or any portion of the Property (including Damage Proceeds payable in lieu of any such action), or if Beneficiary has reasonably determined that the security of this Trust Deed has been impaired, or will be impaired upon release of Damage Proceeds to Trustor, in which case Damage Proceeds received by Beneficiary and not released to Trustor may be applied by Beneficiary in payment of the Secured Obligations in such order and manner as Beneficiary may determine. Any application or release of Damage Proceeds or additional amounts deposited with Beneficiary pursuant to this
Section 4.3 shall not cure or waive any Event of Default or notice of default or invalidate any act done pursuant to such notice.

            4.4 Liens and Taxes. Trustor shall pay, at least fourteen (14) days prior to delinquency, all taxes and assessments which are or may become a lien affecting any part of the Trust Estate (including assessments on appurtenant water stock and payments due on any liens senior to the lien of this Trust Deed such as the First Trust Deed). In addition, Trustor shall immediately discharge any lien on the Trust Estate which Beneficiary has not consented to in writing and Trustor shall pay when due each obligation secured by or reducible to a lien, charge, or encumbrance against any portion of the Trust Estate.

            4.5 Actions. Trustor shall appear in and defend all claims, actions and other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Trust Deed or the rights or powers of Beneficiary or Trustee, and give Beneficiary prompt written notice of any such claim, action or proceeding. Beneficiary and Trustee may, at the expense of Trustor, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Beneficiary or Trustee in connection with or relating to any part of the Trust Estate or this Trust Deed.

          4.6 Action By Beneficiary or Trustee. If Trustor fails to perform any of its obligations under this Trust Deed, Beneficiary or Trustee may, but without any obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligations under this Trust Deed, and at the expense of Trustor: (a) perform such obligations in such manner and to such extent and make such payments and take such other action as either may deem necessary in order to protect the security of this Trust Deed, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes, (b) appear in and defend any claim or any action or other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Trust Deed or the rights or powers of Beneficiary or Trustee, and (c) pay, purchase, contest or compromise any lien or right of others which in the reasonable judgment of either is or appears to be or may for any reason become prior or superior to this Trust Deed. If Beneficiary or Trustee shall elect to pay any such lien or right of others or any taxes or assessments which are or may become a lien affecting any part of the Trust Estate or make any other payments to protect the security of this Trust Deed, Beneficiary or Trustee may do so without inquiring into the validity or enforceability of any apparent or threatened lien, right of others or taxes or assessments, and may pay any such taxes and assessments in reliance on information from the appropriate taxing authority or public office without further inquiry. In addition to the foregoing, the Beneficiary and its agents and representatives shall have the right, at any reasonable time, to enter and visit the Property for purposes relating to preservation of the Trust Estate or confirmation that Trustor is performing the Secured Obligations, or otherwise relating to the loan which is the subject matter hereof. The foregoing rights shall include the right to conduct tests and other investigations upon the Property.

            4.7  Obligations With Respect to Trust Estate.  Neither  Beneficiary
nor Trustee are under any obligation to preserve, maintain or protect the Trust Estate or any of Trustor's rights or interests in the Trust Estate, or make or give any presentments, demands for performance, protests, notices of nonperformance, protest or dishonor or other notices of any kind in connection with any Rights, or take any other action with respect to any other matters relating to the Trust Estate. Beneficiary and Trustee do not assume and shall have no liability for, and shall not be obligated to perform, any of Trustor's obligations with respect to any Rights or any other matters relating to the Trust Estate, and nothing contained in this Trust Deed shall release Trustor from any such obligations.

         5. Assignment of Rents. Trustor irrevocably grants, transfers and assigns to Beneficiary, all of Trustor's right, title and interest in and to all rents, issues, income, revenues, royalties, and profits now or in the future payable with respect to or otherwise derived from the Real Property or the ownership, use, management, operation, leasing, or occupancy of the Real Property ("Rents"). The foregoing is an absolute assignment, not an assignment for security only. Notwithstanding such assignment, Beneficiary hereby confers upon Trustor a license ("License") to collect the Rents as they become due and payable, so long as no Event of Default (as defined below) shall exist and be continuing; provided, that unless Beneficiary otherwise consents in writing any such Rents paid more than 30 days in advance of the date when due shall be delivered to Beneficiary and held by Beneficiary in a cash collateral account (over which Beneficiary shall have sole and exclusive control and right of withdrawal), to be released and applied on the date when due (or, if an Event of Default has occurred and is continuing, at such other time or times and in such manner as Beneficiary may determine). Such revokable license is subject to the condition that all Rents so collected are to be applied by Trustor first to the obligations of Trustor secured hereby, then to other reasonable expenses relating to the Property, and finally, in such manner as Trustor may determine. Upon the occurrence of an Event of Default this License shall terminate without notice to or demand upon Trustor, and without regard to the adequacy of Beneficiary's security under this Trust Deed. Any collection of Rents by Beneficiary shall not cure or waive any Event of Default or notice of default or invalidate any act done pursuant to such notice. Failure or discontinuance of Beneficiary at any time, or from time to time, to collect the Rents shall not in any manner affect the subsequent enforcement by Beneficiary of the right to collect the same. Nothing contained in this Trust Deed, nor the exercise of the right by Beneficiary to collect the Rents, shall be deemed to make Beneficiary a "mortgagee in possession" or shall be, or be construed to be, an affirmation by Beneficiary of, or an assumption of liability by Beneficiary under, or a subordination of the Lien of this Trust Deed to, any tenancy, lease or option, nor shall Beneficiary have any duty to produce Rents from the Property. Trustor hereby further grants to Beneficiary the right (i) to enter upon and take possession of the Property for the purpose of collecting the Rents, (ii) either personally or through the appointment of a receiver, to demand, receive, and enforce payment of the Rents and to sue either in the name of Trustor or Beneficiary to collect any such Rents, (iii) to dispossess by the usual summary proceedings any tenant defaulting in the payment of Rents to Beneficiary, (iv) to lease all or any part of the Property, and (v) to apply the Rents, after payment of all necessary charges and expenses, on account of the obligation secured hereby.

         6. Accelerating Transfers, Default and Remedies.

            6.1 Accelerating Transfers. "Accelerating Transfer" means any sale, contract to sell, conveyance, encumbrance, lease, or other transfer of all or any material part of the Property or any interest in it, whether voluntary, involuntary, by operation of law or otherwise.

                Trustor acknowledges that Beneficiary is making the loan secured hereby in reliance on the expertise, skill and experience of Trustor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Beneficiary's reliance, Trustor agrees that, unless the transfer is preceded by Beneficiary's express written consent to the particular transaction and transferee, which consent Beneficiary may withhold in its sole discretion, if any Accelerating Transfer occurs, Beneficiary, in its sole discretion may declare all of the Secured Obligations to be immediately due and payable, and Beneficiary and Trustee may invoke any rights and remedies provided by Section 6.3 of this Trust Deed.

            6.2 Events of Default. Trustor will be in default under this Trust Deed upon the occurrence of any one or more of the following events (some or all collectively, "Events of Default;" any one singly, an "Event of Default");

                                (1) Trustor fails to perform any obligation to pay money which arises under this Trust Deed, and does not cure that failure within five (5) days after written notice from Beneficiary or Trustee;

                                (ii) Trustor fails to perform any obligation arising under this Trust Deed other than one to pay money, and does not cure that failure either within thirty (30) days ("Initial Cure Period") after written notice from Beneficiary or Trustee, or within ninety
                          (90) days after such written notice, so long as Trustor begins within the Initial Cure Period and diligently continues to cure the failure, and Beneficiary, exercising reasonable judgment, determines that the cure cannot reasonably be completed at or before expiration of the Initial Cure Period;

                                (iii) Trustor defaults under the First Trust Deed; or

                                (lv) A default  occurs  under any of the Secured
                          Obligations, other than as described above.

            6.3 Default. Upon the occurrence of any Event of Default: (a) Trustor shall be in default under this Trust Deed and all Secured Obligations, and all principal and interest under the Note immediately becomes due and payable without further notice to Trustor; (b) upon demand by

Beneficiary, Trustor shall pay to Beneficiary, in addition to all other payments specifically required under the Secured Obligations, in monthly installments, at the times and in the amounts required by Beneficiary from time to time, sums which when cumulated will be sufficient to pay one month prior to the time the same become delinquent, all taxes which are or may become a lien affecting the Trust Estate and the premiums for all policies of insurance required by Beneficiary (all such payments to be held in a cash collateral account over which Beneficiary shall have sole and exclusive control and right of withdrawal); and (c) Beneficiary may, without notice to or demand upon Trustor, which are expressly waived by Trustor (except for notices or demands otherwise required by applicable laws to the extent not effectively waived by Trustor and any notices or demands specified below), and without releasing Trustor from any of its obligations, exercise any one or more of the following remedies as Beneficiary may determine:

                                (i) Beneficiary  may, either directly or through
                         an agent or court-appointed receiver, and without regard to the adequacy of any security for the Secured
                         Obligations:

                                     (A)  enter,  take  possession  of,  manage,
                         operate, protect, preserve and maintain, and exercise any other rights of an owner of, the Trust Estate, and use any other properties or facilities of Trustor relating to the Trust Estate, all without payment of rent or other compensation to Trustor;

                                     (B) enter into such contracts and take such
                         other action as Beneficiary deems appropriate to complete all or any part of any construction which may have commenced on the Land, subject to such modifications and other changes in the plan of development as Beneficiary may deem appropriate;

                                     (C) make, cancel, enforce or modify leases,
                         obtain and evict tenants, fix or modify rents and, in its own name or in the name of Trustor, otherwise conduct any business of Trustor in relation to the Trust Estate and deal with Trustor's creditors, debtors, tenants, agents and employees and any other Persons having any relationship with Trustor in relation to the Trust Estate, and amend any contracts between them, in any manner Beneficiary may determine;

                                     (D)   either   with   or   without   taking
                         possession of the Trust Estate, notify obligors on any Rights that all payments and other performance are to be made and rendered directly and exclusively to Beneficiary, and in its own name supplement, modify, amend, renew, extend, accelerate, accept partial payments or performance on, make allowances and adjustments and issue credits with respect to, give approvals, waivers and consents under, release, settle, compromise, compound, sue for, collect or otherwise liquidate, enforce or deal with any Rights, including collection of amounts past due and unpaid (Trustor agreeing not to take any such action after the occurrence of an Event of Default without prior written authorization from Beneficiary);

                                      (E) endorse,  in the name of Trustor,  all
                          checks, drafts and other evidences of payment relating to the Trust Estate, and receive, open and dispose of all mail addressed to Trustor and notify the postal authorities to change the address for delivery of such mail to such address as Beneficiary may designate; and

                                       (F) take such other action as Beneficiary
                          deems appropriate to protect the security of this Trust Deed.

                                 (ii) Beneficiary may execute and deliver to Trustee written declaration of default and demand for sale and written notice of default and of election to cause all or any part of the Trust Estate to be sold, which notice Trustee shall cause to be filed for record; and after the lapse of such time as may then be required by law following the recordation of such notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell such property at the time and place fixed by it in such notice of sale, either as a whole or in separate parcels and in such order as Beneficiary may direct (Trustor waiving any right to direct the order of sale), at public auction to the highest bidder for cash in lawful money of the United States (or cash equivalents acceptable to Trustee to the extent permitted by applicable law), payable at the time of sale. Trustee may postpone the sale of all or any part of the Trust Estate by public announcement at such time and place of sale, and from time to time after any such postponement may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale its deed conveying the property so sold, but without any covenant or warranty, express or implied, and the recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustee or Beneficiary, may purchase at such sale, and any bid by Beneficiary may be, in whole or in part, in the form of cancellation of all or any part of the Secured Obligations. Any such sale shall be free and clear of any interest of Trustor and any lease, encumbrance or other matter affecting the property so sold which is subject or subordinate to this Trust Deed, except that any such sale shall not result in the termination of any such lease (A) if and to the extent otherwise provided in an agreement executed by the tenant and Beneficiary, or (B) if the purchaser at such sale gives written notice to the tenant, within 30 days after the date of sale, that the lease will continue in effect.

                                 (iii) With  respect to any  Personal  Property,
                          Beneficiary shall have in any jurisdiction where enforcement of this Trust Deed is sought all remedies of a secured party under the UCC and may require Trustor, on demand, to assemble all Personal Property and make it available to Beneficiary at places that Beneficiary may select that are reasonably convenient for both parties, whether at the premises of Trustor or elsewhere. Furthermore, Beneficiary shall have the right to sell any such Personal Property separately or together with the sale of any of the Property as permitted under Section 9501(4) of the UCC.

                                (iv)   Beneficiary   may   proceed  to  protect,
                         exercise and enforce any and all other remedies provided under the Secured Obligations or by applicable Laws.

                                (v) Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Property or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction over the Property to appoint a receiver(s) over the Property or any portion thereof. Any such receiver(s) shall have all the usual powers and duties of receivers in like or similar cases and all powers and duties of Beneficiary in case of entry as provided in this Trust Deed, and shall continue as such and exercise all such (powers until the date of confirmation of the sale of the Property unless such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated by Beneficiary. In connection with the application to any court for the appointment of a receiver, such receiver may take any action which it deems necessary to protect the security of this Trust Deed with regard to the value of the collateral securing the Secured Obligations or the solvency of any persons secondarily liable for the payment of such Secured Obligations.

         All proceeds of collection, sale or other liquidation of the Trust Estate shall be applied first to all costs, fees, expenses and other amounts (including interest) payable by Trustor under Section 8 of this Trust Deed and to all other Secured Obligations not otherwise repaid in such order and manner as Beneficiary may determine, and the remainder, if any, to the person or persons legally entitled thereto.

         Each of the remedies provided in this Trust Deed is cumulative and not exclusive of, and shall not prejudice, any other remedy provided in this Trust Deed or by applicable laws or under any other Secured Obligation of loan document. Each remedy may be exercised from time to time as often as deemed necessary by Trustee and Beneficiary, and in such order and manner as Beneficiary may determine. This Trust Deed is independent of any other security for the Secured Obligations, and upon the occurrence of an Event of Default, Trustee or Beneficiary may proceed in the enforcement of this Trust Deed independently of any other remedy that Trustee or Beneficiary may at any time hold with respect to the Trust Estate or the Secured Obligations or any other security. Trustor, for itself and for any other person claiming by or through Trustor, waives, to the fullest extent permitted by applicable Laws, all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to any particular portion of the Trust Estate or any other security (whether such portion shall have been retained or conveyed by Trustor) before resorting to any other portion, and all rights of redemption, stay and appraisal.

         8. Costs, Fees and Expenses. Trustor shall pay, on demand, all costs, fees, expenses, advances, charges, losses and liabilities of Trustee and Beneficiary under or in connection with this Trust Deed or the enforcement of, or the exercise of any remedy or any other action taken by Trustee or Beneficiary under, this Trust Deed or the collection of the Secured Obligations, in each case including (a) reconveyance and foreclosure fees of Trustee, (b) costs and expenses of Beneficiary or Trustee or any receiver appointed under this Trust Deed in connection with the operation, maintenance, management, protection, preservation, collection, sale or other liquidation of the

Trust Estate or foreclosure of this Trust Deed, (c) advances made by Beneficiary to complete or partially construct all or any part of any construction which may have commenced on the Land or otherwise to protect the security of this Trust Deed, (d) cost of evidence of title, and (e) fees and disbursements of Trustee's and Beneficiary's legal counsel, expert witness and other consultant fees and costs, and other out-of-pocket expenses, and the reasonable charges of Beneficiary's internal legal counsel; together with interest on all such amounts until paid (i) at the rate of fifteen percent (15%) per annum (but not to exceed the amounts or rate permitted by applicable laws) in the case of any such interest payable to Beneficiary, and (ii) at the rate provided by law in the case of any such interest payable to Trustee. In addition, Trustor shall indemnify, defend, and hold Beneficiary harmless from and against any and all claims, actions, demands, expenses, and liabilities arising out of or relating to the Trust Estate or the enforcement of Trustor's obligations or Beneficiary's rights hereunder.

         9. Late Payments. By accepting payment of any part of the Secured Obligations after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other Secured Obligations or to declare a default for failure to so pay.

         10. Reconveyance. Upon written request of Beneficiary and surrender of this Trust Deed and the Note to Trustee for cancellation or endorsement, and upon payment of its fees and charges, Trustee shall reconvey, without warranty, all or any part of the property then subject to this Trust Deed. Any reconveyance, whether full or partial, may be made in terms to "the person or persons legally entitled thereto," and the recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof.

         11. Powers of Trustee. The Trustee shall have all power and authority expressly provided for in this Trust Deed or otherwise available to a trustee under a deed of trust pursuant to the laws of the State of California.

         12. Substitution of Trustee. Beneficiary may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named in or acting under this Trust Deed, which instrument, when executed by Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where the Land is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees who shall, without conveyance from the predecessor Trustee, succeed to all of its title, estate, rights, powers and duties. Such instrument must contain the name of the original Trustor, Trustee and Beneficiary, the book and page where this Trust Deed is recorded (or the date of recording and instrument number) and the name of the new Trustee.

         14. Successors and Assigns. This Trust Deed applies to and shall be binding on and inure to the benefit of all parties to this Trust Deed and their respective successors and assigns.

         15. Acceptance. Notice of acceptance of this Trust Deed by Beneficiary or Trustee is waived by Trustor. Trustee accepts this Trust Deed when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law.

         16. Beneficiary's Statements. For any statement regarding the Secured Obligations, Beneficiary may charge the maximum amount permitted by law at the time of the request for such statement.

         17. Fixture Filing. This Trust Deed covers certain Goods which are or are to become fixtures related to the Land and constitutes a "fixture filing" with respect to such Goods executed by Trustor (as "debtor") in favor of Beneficiary (as "secured party").

         18. Governing Law. This Trust Deed shall be governed by, and construed and enforced in accordance with, the Laws of California.

         19. Request for Notice. Trustor requests that a copy of any notice of default and a copy of any notice of sale be mailed to Trustor at Trustor's address set forth above.


TRUSTOR:                              UNITED LEISURE CORPORATION,
                                       a Delaware corporation




                                       By:
                                           ----------------------------------
                                           Its:
                                                -----------------------------

             EXHIBIT "A"           DESCRIPTION

Page 1
                                                      Policy No.    975386-PA 15

PARCEL 1:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON, SOUTH 72 DEGREES 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME, SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED IN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 16, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREES 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF LAND SO CONVEYED TO LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LIKE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF DESCRIBED IN DEED TO WILLIAMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS LAND TO THE POINT OF BEGINNING.

EXCEPTING THAT PORTION LYING NORTHERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO LEE RAMAGE, ET UX, BY DEED RECORDED FEBRUARY 11, 1959, IN BOOK 7492, PAGE 505 OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 11 DEGREES 52' 25" EAST, 73.05 FEET FROM A 1/2 INCH IRON PIPE HAVING COORDINATES Y EQUALS
246,219.53 FEET AND X EQUALS 1,805,256.21 FEET, PURPORTEDLY SET FOR THE SOUTHEAST CORNER OF SAID RAMAGE LAND; THENCE NORTH 52 DEGREES 05' 27" EAST,
267.90 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 350 FEET THROUGH AN ANGLE OF 21 DEGREES 52' 04", A DISTANCE OF 133.58 FEET; THENCE NORTH 73 DEGREES 57' 31" EAST, 407.33 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 300 FEET THROUGH AN ANGLE OF 51 DEGREES 17' 36", A DISTANCE OF
268.57 FEET; THENCE SOUTH 54 DEGREES 44' 53" EAST, 47.89 FEET TO A POINT ON THE WESTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO EDWARD L. BREWER, ET UX, BY DEED RECORDED MAY 16, 1957, IN BOOK 6580, PAGE 320 OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 01 DEGREE 26' 56" EAST, 271.22 FEET FROM A 1 1/2 INCH IRON PIPE MARKED, "L. S. 2201" HAVING COORDINATES Y EQUALS 246,286.30 FEET AND X EQUALS 1,806,280.71 FEET, PURPORTEDLY SET FOR THE SOUTHWEST CORNER OF SAID BREWER LAND.

PARCEL 2:

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY LYING SOUTHERLY OF AND ADJOINING THE FOLLOWING DESCRIBED LAND:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

                                   DESCRIPTION

Page 2
                                                      Policy No.   975386-PA 15

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON, SOUTH 72 DEGREES 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME; SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED IN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 16, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREES 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF SAID LAND SO CONVEYED TO SAID LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO WILLIAMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS' LAND TO THE POINT OF BEGINNING.

THE SIDELINES OF SAID PORTION OF THE NORTHERLY HALF OF SAID FLUME TO TERMINATE IN THE SOUTHERLY PROLONGATIONS OF THE EASTERLY AND WESTERLY LINES OF THE ABOVE DESCRIBED LAND.

PARCEL 3:

THAT PORTION OF LOT 45 AND THAT PORTION OF LOT 48, IF ANY OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF ON FILE IN DEED BOOK 170, PAGE 71, RECORDS OF SAID SAN DIEGO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON SOUTH 72 DEGREES 30' WEST, 275.00 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF THE LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO LEONARD ALVIN KEEVER, RECORDED AUGUST 26, 1936 IN BOOK 550, PAGE 292 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 72 DEGREES 30' WEST, 225 FEET; THENCE DUE SOUTH TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAID SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY OF SAID FLUME 225 FEET MORE OR LESS TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO KEEVER, ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID KEEVER LAND, 890 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY HALF OF THE RIGHT OF WAY OF THE CUYAMACA FLUME COMPANY LYING SOUTHERLY OF AND ADJACENT TO THE MOST SOUTHERLLY LINE OF THE PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM THAT PORTION LYING SOUTHERLY AND EASTERLY OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE INTERSECTION OF THE CENTER LINE OF THE 50.00 FOOT RIGHT OF WAY OF THE CUYAMACA FLUME AND THE CENTER LINE OF THE 100.00 FOOT STATE HIGHWAY (FORMERLY THE CENTER LINE OF THE COUNTY ROAD, AS SHOWN ON SAID MAP OF THE "S" TRACT OF RANCHO EL CAJON), ACCORDING TO THE LAYOUT KNOWN AS DISTRICT VII, SAN

                                   DESCRIPTION

Page 3
                                                      Policy No.    975386-PA 15

DIEGO, ROUTE 12, SECTION C, A PLAT OF WHICH IS ON FILE IN THE OFFICE OF THE DIVISION ENGINEER CALIFORNIA STATE DIVISION OF HIGHWAYS OF SAN DIEGO, CALIFORNIA, AND APPROVED FEBRUARY 8, 1932, SAID POINT OF INTERSECTION BEING ON OR NEAR ENGINEER'S CENTER LINE STATION 333 PLUS 97.97 P.O.T. OF SAID STATE HIGHWAY LAYOUT; THENCE SOUTH 73 DEGREES 36' 30" WEST ALONG SAID CENTER LINE OF SAID STATE HIGHWAY, A DISTANCE OF 300.03 FEET TO A POINT ON SAID CENTER LINE THAT IS DISTANT THEREON 275.00 FEET WESTERLY FROM ITS INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF SAID CUYAMCA FLUME; THENCE SOUTH 1 DEGREE 0l' 10" WEST, A DISTANCE OF 940.31 FEET, MORE OR LESS, TO A POINT IN THE NORTHERLY LINE OF SAID CUYAMACA FLUME RIGHT OF WAY; THENCE RETRACTING NORTH 1 DEGREE 01' 10" EAST 225.00 FEET; TO THE TRUE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED LINE; THENCE NORTH 85 DEGREES 14' 10" WEST 100.00 FEET; THENCE SOUTH 01 DEGREE Ol' 10" EAST TO THE CENTER LINE OF THE RIGHT OF WAY OF CUYAMACA FLUME COMPANY.


ALSO EXCEPTING THEREFROM THAT PORTION LYING NORTHERLY OF THE FOLLOWING DESCRIBED
LINE:

BEGINNING AT THE POINT OF BEGINNING DESCRIBED AS THE SOUTHWEST CORNER OF THAT PARCEL OF LAND CONVEYED TO THE STATE OF CALIFORNIA BY A DEED RECORDED MARCH 5, 1963, AS FILE NO. 37982 OF OFFICIAL RECORDS, SAID POINT BEING AT THE WESTERLY TERMINUS OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA DESCRIBED ABOVE AS COURSE (3) DESCRIBED SOUTH 85 DEGREES 31' 51" WEST 309.11 FEET, THENCE CONTINUING ALONG THE WESTERLY PROJECTION OF SAID COURSE (3) SOUTH 85 DEGREES 31' 51" WEST 215.72 FEET MORE OR LESS TO THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO THE WILLIAM P. LEE COMPANY, INC., BY A DEED RECORDED JULY 2, 1986, AS FILE NO. 86-274086.


PARCEL 4:


THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:


BEGINNING AT A POINT ON THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:


CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.00 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:


SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND S0UTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, MORE OR LESS, TO A LINE WHICH BEARS DUE SOUTH FROM THE POINT OF BEGINNING; THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.


EXCEPTING THEREFROM THAT PORTION CONDEMNED FOR STATE HIGHWAY PURPOSES AS DESCRIBED IN FINAL ORDER OF CONDEMNATION RECORDED OCTOBER 19, 1964 AS FILE NO. 190709 OF OFFICIAL RECORDS.


PARCEL 4A:

                                  DESCRIPTION

Page 4
                                                       Policy No.   975386-PA 15

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY, LYING SOUTHERLY OF AND ADJOINING THAT CERTAIN PARCEL OF LAND DESCRIBED AS
FOLLOWS:

THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE CENTERED LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:

CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.O0 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:

SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND SOUTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, MORE OR LESS, TO A LINE WHICH BEARS DUE SOUTH FROM THE POINT OF BEGINNING; THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.

                        Exhibit "B" to Purchase Agreement

                        MARSHALL SCOTTY'S AMUSEMENT PARK
                        --------------------------------

                             Personal Property List
                             ----------------------


- - --------------------------------------------------------------------------------

           RIDES                                   MANUFACTURERS

 SLICK GO CART TRACK (NO CARS INCLUDED)
 5OO' INGROUND FOAM PADDED CONCRETE
  INNER-TUBE WATER SLIDE ("RIVER RIDE")       -CHANCE C.P. HUNTINGTON
 MINI TRAIN W/5 COACHES                       -CARS BY SOLI
 BUMPER CARS                                  -SELLNER
 TILT-A-WHIRL                                 -ALLAN HERSHELL
 TANK RIDE                                    -ALLAN HERSHELL
 SKY FIGHTER                                  -EVERLY AIRCRAFT
 BULGY THE WHALE                              -GARBRECK
 FERRIS WHEEL                                 -SAN ANTONIO ROLLER WORKS
 ZUMER                                        -UNKNOWN
 MINI BIKE                                    -ALLAN HERSHELL
 CAR RIDE                                     -UNKNOWN
 CHAIR SWING                                  -UNKNOWN
 TWISTER                                      -ALLAN HERSHELL
 BOAT RIDE (6 BOATS)                          -ALLAN HERSHELL
 ROLLER COASTER


- - --------------------------------------------------------------------------------

State of California                )
                       )
County of San Diego    )


On_______________,  before  me,___________________________,  personally appeared
_________________________________________,  ______  personally known to me - OR-
____ proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



- - -----------------------------------
[signature of notary]








State of California                )
                       )
County of San Diego    )


On_______________,  before  me,___________________________,  personally appeared
_________________________________________,  ______  personally known to me - OR-
proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



- - -----------------------------------
[signature of notary]

                                   Exhibit "F"

                          UNSECURED INDEMNITY AGREEMENT
                          -----------------------------

         This Unsecured Indemnity Agreement ("Agreement") is made as of April 7, 1995, by UNITED LEISURE CORPORATION, a Delaware corporation, having an address for notices at 8800 Irvine Center Drive, Irvine, California 92718, Attn: Harry Shuster ("Indemnitor"), in favor of PLC PROPERTIES, INC., a California corporation, having an address for notices at 2255 Camino Del Rio South, Ste. 300, San Diego, California 92108, Attn: Howard Harris ("Lender").

         1.  Recital.   This   Agreement  is  made  with  reference  to  and  in
contemplation of the following recital of essential facts:

                  1.1. Lender made a loan (the "Loan") to Indemnitor, as evidenced by the Secured Promissory Note made by Indemnitor in the original principal amount of Seven Hundred Thirty Thousand Dollars ($730,000.00) in favor of Lender (the "Note"). The obligations of Indemnitor under the Note are secured by, among other things, the Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of the date of this Agreement, by Indemnitor, as trustor, in favor of Lender, as beneficiary (the "Trust Deed"). The Trust Deed encumbers certain real property located in the City of San Diego, County of San Diego, California, more particularly described therein and other improvements and personal property located thereon.

                  1.2. As a condition to making the loan evidenced by the Note, Lender requires that Indemnitor execute this Agreement.

                  1.3. Because Lender is obtaining the Trust Deed as security for the Loan, Lender may become subject to liabilities or alleged liabilities relating to environmental conditions as an "owner" or "operator" under applicable environmental law. These costs and liabilities may arise before or after repayment of the Loan, and before or after foreclosure under the Trust Deed. Because these costs and liabilities, if they occur, will be the result of Lender's agreement to make the Loan, and in consideration of that agreement, Lender and Indemnitor have agreed as set forth below.

         2. Definitions. In addition to any terms defined elsewhere in this Agreement, as used in this Agreement:

                  2.1.  "Hazardous  Substance" means any substance,  material or waste (including petroleum and petroleum products) which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant," or which is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

                  2.2. "Indemnified Costs" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of Lender's counsel), including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work (whether of the Property, as defined below, or any other property), or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources.

                  2.3. "Indemnified Parties" means and includes Lender, its parent, subsidiary and affiliated companies, assignees of any of Lender's interest in the Loan, owners of participation or other interests in the Loan, any purchasers of the Property at any foreclosure sale or from Lender or any of its affiliates, and the officers, directors, employees and agents of each of them.

                  2.4. "Property" means all property that is or was at any time encumbered by the Trust Deed, which may later include any and all property previously released from it.

         3. Indemnity Agreement.

                  3.1. Not Secured By Trust Deed. Notwithstanding any provision of the Original Note, Original Trust Deed, the Note, or any of the Trust Deed or any other document or instrument evidencing the Loan (collectively, the "Loan Documents"), the rights of the Indemnified Parties under this Agreement are not secured by the Trust Deed. Notwithstanding any provision of the Loan Documents, the rights of the Indemnified Parties under this Agreement shall not be affected by any provision of the Loan Documents limiting Lender's recourse or limiting any of the Indemnitor's liability for the Loan.

                  3.2. Indemnity Regarding Hazardous Substances. Indemnitor shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Property, or in the soil, groundwater or soil vapor on or under the Property, including:

                                 any claim for such Indemnified Costs asserted by any federal, state or local governmental agency, including the United States Environmental Protection Agency and the California Department of Health Services, and including any claim that any Indemnified Party is liable for any such Indemnified Costs as an "owner" or "operator" of the Property under any law relating to Hazardous Substances; and

                                 any such Indemnified Costs claimed against any Indemnified Party by any person other than a governmental agency, including any person who may purchase or lease all or any portion of the Property from Indemnitor, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Property; any person who may at any time be responsible for any clean-up costs or other Indemnified Costs relating to the Property; and any person claiming to have been Injured in any way as a result of exposure to any Hazardous Substance; and

                                 any such Indemnified Costs resulting from currently existing conditions in, on or around the Property, whether known or unknown by Indemnitor or the Indemnified Parties at the time this Agreement is executed, and any such Indemnified Costs resulting from the activities of Indemnitor or any of its tenants, or any other person in, on or around the Property.

                  3.3. Indemnity Regarding Construction and Other Risks. Indemnitor shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from construction of any improvements on the Property, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, governmental policies or standards, reports, subdivision maps or development agreements that apply or pertain to the Property; or breach of any representation or warranty made or given by Indemnitor to any of the Indemnified Parties or to any prospective or actual buyer of all or any portion of the Property; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of Indemnitor or any other person or entity in connection with the ownership, sale, operation or development of the Property.

                  3.4. Defense of Indemnified Parties. Upon demand by any Indemnified Party, Indemnitor shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with Indemnitor or any other person, all at Indemnitor's own cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of Indemnitor.

                  3.5. Compliance Regarding Hazardous Substances. Indemnitor has complied, and shall comply and cause all tenants and any other persons who may come upon the Property to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances, including those requiring disclosures to prospective and actual buyers of all or any portion of the Property. Indemnitor also has complied and shall comply with the recommendations of any qualified environmental engineer or other expert which apply or pertain to the Property.

                  3.6. Notices Regarding Hazardous Substances. Indemnitor shall promptly notify Lender if it knows, suspects or believes there may be any Hazardous Substance in or around the Property, or in the soil, groundwater or soil vapor on or under the Property, or that Indemnitor or the Property may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance.

                  3.7. Site Visits, Observations and Testing. The Indemnified Parties and their agents and representatives shall have the right at any reasonable time and upon reasonable notice to enter and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests on any part of the Property; provided that the Indemnified Parties shall reasonably restore the Property to the condition it would be in without such tests having been conducted. The Indemnified Parties have no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither Indemnitor nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect Indemnitor or any other party against, or to inform Indemnitor or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. Any Indemnified Party shall give Indemnitor reasonable notice before entering the Property. The Indemnified Party shall make reasonable efforts to avoid interfering with Indemnitor's use of the Property in exercising any rights provided in this Section.

                  3.8. Costs and Expenses. Indemnitor agrees to pay all of the Indemnified Parties' costs and expenses, including attorneys' fees, which may be incurred in any effort to enforce any term of this Agreement, including all such costs and expenses which may be incurred by any Indemnified Party in any legal action, reference or arbitration proceeding. From the time(s) incurred until paid in full to the Indemnified Party, those sums shall bear interest at ten percent (10%) per annum.

         4. General Provisions.

                  4.l. Events of Default. Lender may declare Indemnitor to be in default under this Agreement upon the occurrence of any of the following events ("Events of Default"):

                            (a)   Indemnitor   fails  to  perform   any  of  its
                            obligations under this Agreement; or

                            (b) Indemnitor revokes this Agreement.

                  4.2. Reservation of Other Rights and Remedies. Nothing in this Agreement shall be construed to limit any claim or right which any Indemnified Party may otherwise have at any time against Indemnitor or any other person arising from any source other than this Agreement, including any claim for fraud, misrepresentation, waste or breach of contract other than this Agreement, and any rights of contribution or indemnity under federal or state environmental law or any other applicable law, regulation or ordinance.

                  4.3. Delay, Cumulative Remedies. If any Indemnified Party delays in exercising or fails to exercise any right or remedy against Indemnitor, that alone shall not be construed as a waiver of such right or remedy. All remedies of any Indemnified Party against Indemnitor are cumulative.

                  4.4. In-House Counsel Fees. Whenever Indemnitor or an Indemnified Party is obligated to pay or reimburse another party under this Agreement for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

                  4.5. Integration; Modifications. The Loan Documents, including this Agreement, (a) integrate all the terms and conditions mentioned in or incidental to this Agreement, (b) supersede all oral negotiations and prior writings with respect to their subject matter, and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. No representation, understanding, promise or condition shall be enforceable against any party unless it is contained in the Loan Documents. This Agreement may not be modified except in a writing signed by both Lender and Indemnitor.

                  4.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                  4.7. Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

                  4.8. Venue and Jurisdiction. For purposes of venue and Jurisdiction, this Agreement shall be deemed made and to be performed in the City of San Diego, California.

                  4.9. Time of Essence. Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

                  4.10. Attorney's Fees. In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by Indemnitor or any Indemnified Party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses (including expert witness and other consultant fees and costs), and actual attorney's fees relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.



                  4.11. Modification. This Agreement may be modified only by a contract in writing executed by the party(ies) to this Agreement against whom enforcement of such modification is sought.

                  4.12. Partial Invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

                  4.13. Successors-in-Interest and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of Indemnitor and each Indemnified Party.

                  4.14. Notices. All notices or other communications required or permitted to be given under this Agreement shall be in writing and shall be personally delivered, sent by certified mail, return receipt requested, or sent by an overnight express courier service that provides postage prepaid, written confirmation of delivery, to such party at the address first set forth above.

Each such notice or other communication shall be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Paragraph, then it shall be deemed given, delivered and received three days after the date such notice or other communication is deposited with the United States Postal Service in accordance with this Paragraph. Any party to this Agreement may give a notice of a change of its address to the other party to this Agreement.

                  4.15. Waiver. Any waiver of a default under this Agreement must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

                  4.16. Drafting Ambiguities. Indemnitor and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.




Indemnitor:                                   UNITED LEISURE CORPORATION,
                                               a Delaware corporation

                                               By:
                                                  ------------------------------
                                                  Harry Shuster, President

                                   SCHEDULE 1





                               GENERAL PROVISIONS


1.  These  escrow  instructions   embody,  by  reference  above,  those  certain
instructions executed by and between PLC PROPERTIES, INC., a California corporation ("Seller") and UNITED LEISURE CORPORATION, a Delaware corporation.

2. In the event of any conflict or inconsistency between these escrow instructions and those in AGREEMENT, AGREEMENT shall fully control as between all parties to this escrow with no detrimental effect of the reciprocal relations of such parties among themselves.

3. The Escrow Holder is fully empowered by the parties hereto to decline to perform some of the acts it is or may be instructed to perform under the AGREEMENT, if in the considered opinion and sound judgment of the Escrow Holder those acts are too onerous, hazardous, or not within the ordinary scope of the Escrow Holders activity.

4. The parties hereto fully understand the total responsibility and agency authority of the Escrow Holder is limited to those actions requiring that performance and compliance by the principals that are identified as conditions precedent to the recording of the documents and delivery of the instruments to the respective parties entitled thereto, and the disbursement of funds in escrow as a consequence of said closing. The parties hereto, by execution of these instructions acknowledge the Escrow Holder assumes no responsibility or liability for the supervision of any act or the performance of any condition which is a condition subsequent to the closing of this transaction.

5. Any provisions of the AGREEMENT notwithstanding, the Escrow Holder shall have the right and authority to withhold any action and require the written consent of all necessary parties, if, in the judgment of the Escrow Holder, such action calls or appears to require the use of discretionary judgment by the Escrow Holder.

6. "Close of escrow" shall mean the day papers are filed for record.

7. All adjustments and/or prorations are to be made on the basis of a 30 day month, unless Escrow Holder is otherwise instructed in writing. Escrow Holder is to use the information contained in the last available tax statement, rental statement as furnished by the Seller and beneficiary's statement provided by the Lender and fire insurance policies delivered into escrow as the basis of prorations.

8. Funds deposited into this escrow are to be maintained in a Federally Insured trust account, and any escrow related services provided to Escrow Holder by any depository bank or savings and loan association are hereby consented to and approved.

9. Proceeds of this escrow are to be disbursed by your check, payable to the party as their names are signed hereto, and your checks and documents may be mailed, or if directed by any party delivered, to the addresses set forth in these instructions.

10. If for any reason funds are retained or remain in escrow after the closing date, you are to deduct therefrom a reasonable monthly charge as custodian thereof of not more than $25.00 per month.

11. You are instructed to furnish any Broker or Lender identified with this transaction, or anyone acting on behalf of said Lender, any information concerning this escrow, copies of all instructions, amendments, and statements upon request.

12. If the conditions of this escrow have not been complied with at the time provided herein, you are nevertheless to complete the same as soon as the conditions (except as to time) have been complied with, unless I shall have made written demand upon you for the return of money and/or instruments deposited by me. Either principal hereunder claiming to exercise the right of revocation of your agency as Escrow Holder or the escrow shall file notice and demand for revocation with your office, in writing, in duplicate. You shall promptly mail one copy of such writing to the other principal at his address stated herein. Unless written objection thereto shall be filed in your office by such other principal within ten (10) days, exclusive of Sundays and legal holidays; thereafter you are instructed to comply with such notice and demand upon payment of your accrued charges. In the event that such written objection shall be filed, you are authorized, but not obligated, to hold all money and instruments in this escrow pending agreement of the principals or order of a court of competent jurisdiction.

13. No notice, demand or change of instructions, except a demand for revocation made in accordance with the foregoing paragraph, shall be of any effect in this escrow unless given in writing by all parties affected thereby.

14. You shall be under no obligation or liability for a failure to inform either party regarding any sale, loan, exchange, or other transaction or facts within your knowledge, even though some concern the property described herein; provided they do not prevent your compliance with these instructions, nor shall you be liable for the sufficiency or correctness as to any form, manner of execution, or validity of any instrument deposited into this escrow, unless prepared by you, nor as to the identity, authority, or rights of any person executing the same. Your liability as Escrow Holder shall be confined to the things specifically provided for in the written instructions to this escrow.

15. Should you, before or after the close of this escrow, receive or become aware of any conflicting demands or claims with respect to this escrow or the right of any of the parties hereto, or any money or property deposited herein or affected hereby, you shall have the absolute right at your election to discontinue any or all further acts on your part until such conflict is resolved to your satisfaction, and you shall have the further right to commence or defend any action or proceedings for the determination of such conflict. The non-prevailing party to such action or proceeding agrees to pay on demand, as well as to indemnify and hold you harmless from and against all costs, and expenses of any kind or nature, including reasonable attorney's fees, and including but without limiting the generality of the foregoing, a suit of interpleader brought by you, which, in good faith, you may incur or sustain in connection with or arising out of this escrow. In the event you file a suit of interpleader, you shall be ipso facto fully released and discharged from all obligations further to perform any and all duties or obligations imposed upon you in this escrow.

16. Any amended, supplemental, or additional instructions given shall be subject to the foregoing conditions.

17. ALL PARTIES TO THIS ESCROW ACKNOWLEDGE THAT CHICAGO TITLE COMPANY DOES NOT PROVIDE LEGAL ADVICE NOR HAS IT MADE ANY INVESTIGATION, REPRESENTATIONS, OR ASSURANCES WHATSOEVER REGARDING THE COMPLIANCE OF THIS TRANSACTION WITH ANY TAX, SECURITIES, OR OTHER LAWS OF THE UNITED STATES OR THE STATE IN WHICH THE TRANSACTION IS CONSUMMATED.

ESCROW HOLDER'S NOTICES:

RECORDING PENALTIES FOR NON-STANDARD DOCUMENTS: As a result of CHAPTER 87, (AB 689-1992), all documents submitted for record on or after July 1, 1994, MUST comply with specified standards relating to format, size, quality and color of paper, title page caption(s) to be indexed and other related matters.

A  surcharge  shall be charged if the  standards  are not met.  Government  Code
Section 27361 (a)(2) states the recorder shall charge $3.00 extra PER PAGE OR SHEET of the NON-STANDARD document. This surcharge applies whether the entire document or one page of the document is non-standard.

STANDARD paper size is 8 1/2" x 11". Legal size documents (8 1/2" x 14") are NON-STANDARD. Be aware that notary acknowledgments must also be STANDARD size pages - use of 3 1/2" x 8 1/2" notary acknowledgments will increase your recording fees by $3.00 per page of the entire document.

Document pages must be photographically reproducible to meet state standards. Use of pages that are not reproducible will result in the entire document being rejected for recordation.

Please carefully review your recordable documents for compliance with Government Code Sections 26205.5 and 27322.2 which set forth the standards for quality of paper, size and color which will reproduce legibly.

FAX SIGNATURES: Any documents and/or writings deposited in this escrow by means of electronic transmission must be confirmed by the deposit of the original document bearing the signatures of the principals prior to the close of this escrow.

DOCUMENTARY TRANSFER TAX: If the documentary tax declaration has not been furnished in connection with the deed from the grantor to grantee you are instructed to complete and sign the declaration on such deed showing documentary transfer tax paid as required ($1.10 per thousand on the full value of the property conveyed, or on full value less liens and encumbrances remaining thereon at time of sale).

DEPOSIT FUNDS: If this company is requested to disburse funds in connection with this escrow, Chapter 598, Statutes of 1989 mandates hold periods for checks deposited to escrow accounts. Except for funds deposited by wire transfer or electronic payment, California Insurance Code Section 12413.1, (Chapter 598, Statutes OF 1989), prohibits the disbursement of funds until the day funds are made available under the Statute. Loan funds by Cashier's, Certified or Teller's checks are generally available on the next business day following deposit, however, other forms of payment may further delay the date of recordation (close of escrow) AND DISBURSEMENT OF FUNDS.

WIRE INSTRUCTIONS:

WIRES SHALL BE ACCEPTED FOR DEPOSIT ONLY WHEN CHICAGO TITLE COMPANY HOLDS ESCROW INSTRUCTIONS SIGNED BY ALL PARTIES. CHICAGO TITLE COMPANY WILL NOT BE HELD RESPONSIBLE FOR VERIFYING RECEIPT OF WIRES UNTIL THE DEPOSITOR NOTIFIES THE ESCROW OFFICER OF (1) TIME THE WIRE WAS SENT (2) NAME AND ADDRESS OF THE WIRING BANK AND (3) FEDERAL RESERVE NUMBER. ANY WIRES BEING INITIATED FOR DEPOSIT TO THIS ESCROW ARE TO BE DIRECTED AS FOLLOWS:

                              BANK OF AMERICA NT&SA
                             1850 GATEWAY BOULEVARD

                                    CONCORD, CALIFORNIA 94520

                                    ABA 121-000358

                                    CREDIT TO CHICAGO TITLE ESCROW DEPOSITORY
                                    ACCOUNT NO. 12351-50751
                                    FOR FURTHER CREDIT TO ESCROW NO, 816506-31
                                    ATTENTION; CYNTHIA L. MCGREW, ESCROW OFFICER

THE FOLLOWING ARE ADDITIONAL DOCUMENTS, AS THEY MAY APPLY, TO BE HANDED ESCROW HOLDER AS A PREREQUISITE TO CLOSING:

(A) IF YOU ARE A CORPORATION: A Certificate of Corporation Resolution, signed by the Secretary of the Corporation with an affixed corporate seal, authorizing the acquisition, encumbering (if applicable) or sale of the within property, and designating the authorized signatories on behalf of the Corporation. (B) IF YOU ARE A GENERAL PARTNERSHIP: An original Statement of Partnership to record in the Recorders Office in which the property is located, if not already so recorded. A copy of the Partnership Agreement MUST ALSO be submitted. (C) IF YOU ARE A LIMITED PARTNERSHIP: The LP1 Form, Certified by the Secretary Of State to record in the Recorders Office in which the property is located. A copy of the Partnership Agreement MUST ALSO be submitted. (D) IF YOU ARE A JOINT VENTURE:
The requirements specified in (A), (B) and (C) herein will be applicable as it relates to the entity or entities which the Joint Venture is composed or comprised. (E) IF YOU ARE A TRUSTEE: The requirement that a copy of the Trust Instrument creating such Trust, and all amendments thereto, together with a written Verification by all present Trustees that the copy is a true and correct copy of the Trust, as it may have been amended, and that it has not been revoked or terminated. (F) IF YOU ARE LIMITED LIABILITY COMPANY: The requirement that a copy of the Articles of Organization and all amendments thereto and as filed with the Secretary of State and a copy of the operating agreement.

NOTICE OF TAX WITHHOLDING REQUIREMENTS: In accordance with Sections 18662 and 18668 of the Revenue and Taxation Code, a Buyer may be required to withhold an amount equal to THREE AND ONE-THIRD percent (3-1/3%) of the Total Sales Price in the case of a disposition of California real property interest by either:

         1. A Seller who is an individual with a last known street address outside of California or when the disbursement instructions authorize the proceeds be sent to a "financial intermediary" of the Seller, OR

         2. A corporate Seller which has no permanent place of business in California.

         The Buyer may become subject to penalty for failure to withhold, an amount equal to the greater of TEN percent (10%) of the amount required to be withheld or five hundred dollars ($500.00).

However, notwithstanding any other provisions included in the California Statutes referenced above, no Buyer will be required to withhold any amount or be subject to penalty for failure to withhold if:

         1. The sales price of the California real property conveyed does not exceed One Hundred Thousand Dollars ($100,000.00), OR

         2. The Seller executes a written certificate, under the penalty of perjury, certifying that the Seller is a resident of California, or if a corporation, has a permanent place of business in California, OR

         3. The Seller, who is an individual, executes a written certificate, under the penalty of perjury, that the California real property being conveyed is the Seller's "PRINCIPAL RESIDENCE" (as defined in Section 1034 of the Internal Revenue Code of 1986), OR

         4. The Seller is a "Partnership" as determined in accordance with Subchapter K or Chapter 1 of Subtitle A of The Internal Revenue Code, provided that none of the partners, whether general or limited, reside outside California.

The Seller is subject to penalty for knowingly filing a fraudulent certificate for the purpose of avoiding the withholding requirement.

Additionally, under the Federal "Foreign Investment in Real Property Tax Act" (FIRPTA), as amended and related Laws, a Buyer may be required to withhold, and could be liable for, an additional tax equal to TEN percent (10%) of the sales price of the real property being conveyed, in the case of a Seller who may also be classified as a "FOREIGN PERSON" under Section 1445 of the Internal Revenue Code of 1986.

The Federal and California Statutes referenced above include provisions which authorize the IRS and FRANCHISE TAX BOARD to grant reduced withholding and waivers from withholding on a case-by-case basis. The undersigned may wish to investigate these options with their own legal or financial advisors, the Franchise Tax Board Or The Internal Revenue Service.

BUYER AND SELLER UNDERSTAND THAT THE ESCROW HOLDER WILL NOT UNDERTAKE TO WITHHOLD OR REMIT FUNDS TO ANY TAXING AUTHORITY,

UNLESS SPECIFICALLY INSTRUCTED IN WRITING TO DO SO. In the event escrow is so instructed, Buyer and Seller agree to cooperate fully and provide, prior to closing, any funds, information, additional instructions, and/or completed tax forms required to comply.

Any information contained in Seller's "1099" reporting Solicitation or disbursement instructions, which may be relevant to Buyer in determining whether or not withholding is necessary, shall be provided to Buyer, or Buyer's legal or financial advisor, for consideration.

DUE TO THE COMPLEXITY OF THESE TAX LAWS, AND THE PENALTY PROVISIONS FOR FAILURE TO WITHHOLD, IT IS STRONGLY RECOMMENDED THAT BOTH BUYER AND SELLER CONSULT WITH THEIR RESPECTIVE ATTORNEYS OR FINANCIAL ADVISORS AS TO THEIR OBLIGATIONS THEREUNDER, IF ANY, PRIOR TO THE CLOSE OF ESCROW.

THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF THIS NOTICE AND ALSO THAT NO REPRESENTATION OR RECOMMENDATION HAS BEEN MADE BY THIS COMPANY CONCERNING THE ABOVE REFERENCED WITHHOLDING REQUIREMENTS.

The escrow fee payable upon close of this escrow is $2,800.00 and is to be paid between the parties as provided in the Agreement. We appreciate this opportunity to serve you. Please notify us immediately in the event there are changes in terms, documentation or time periods set forth.

                                   SCHEDULE 2


                         AMERICAN LAND TITLE ASSOCIATION
                                 OWNER'S POLICY
                                   (10-17-92)

                                    PROFORMA

              CHICAGO         TITLE           INSURANCE        COMPANY



SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

         1. Title to the estate or interest described in Schedule A being vested other than as stated therein;

         2.  Any defect in or lien or encumbrance on the title:

         3.  Unmarketability of the title;

         4.  Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

In Witness Whereof, CHICAGO TITLE INSURANCE COMPANY has caused this policy to be signed and sealed as of Date of Policy shown in Schedule A, the policy to become valid when countersigned by an authorized signatory.




                                           CHICAGO TITLE INSURANCE COMPANY
Issued by:                                           By:
CHICAGO TITLE COMPANY
925 "B" Street
San Diego, CA  92101
(619) 239-6081                                                    President


                                                      By:


                                                                   Secretary

                            EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses which arise by reason of:

1.       (a)      Any law, ordinance or governmental  regulation  (including but not  limited to  building  and  zoning  laws,  ordinances,  or regulations) restricting,  regulating, prohibiting or relating to (i) the occupancy,  use, or enjoyment of the land; (ii) the character,  dimensions or location of any  improvement  now or hereafter erected on the land; (iii) a separation in ownership or a  change  in the  dimensions  or area  of the  land or any
                  parcel  of  which  the  land  is  or  was  a  part;   or  (iv)
                  environmental protection, or the effect of any violation of these laws, ordinances or governmental regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

         (b) Any governmental police power not excluded by (a) above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.

2. Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.

3.       Defects, liens, encumbrances, adverse claims or other matters:

         (a) created, suffered, assumed or agreed to by the insured claimant;

         (b) not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;

         (c)      resulting in no loss or damage to the insured claimant;

         (d)      attaching or created subsequent to Date of Policy; or

         (e) resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.

4. Any claim, which arises out of the transaction vesting in the Insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that is based on:

         (i) the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or

         (ii) the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:

                  (a)      to timely record the instrument of transfer; or

                  (b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

                                   SCHEDULE A



         Your Ref:  MARSHALL SCOTTY

                                                        Policy No.  975386-PA 15
                                                        Premium:

Amount of Insurance: $1,800,000.00
Date of Policy:                                          at 8:00 A.M.

1.       Name of Insured:
UNITED LEISURE CORPORATION, A DELAWARE CORPORATION


2. The estate or interest in the land which is covered by this policy is:

A FEE

3.       Title to the estate or interest in the land is vested in:

UNITED LEISURE CORPORATION, A DELAWARE CORPORATION





4. The land referred to in this policy is situated in the State of California, County of SAN DIEGO and is described as follows:

                            SEE ATTACHED DESCRIPTION





                This Policy valid only if Schedule B is attached.

                                   DESCRIPTION

Page 1
                                                        Policy No.  975386-PA 15

PARCEL 1:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON, SOUTH 72 DEGREES 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME, SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED IN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 16, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREES 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF LAND SO CONVEYED TO LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO WILLAIMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS' LAND TO THE POINT OF BEGINNING.

EXCEPTING THAT PORTION LYING NORTHERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO LEE RAMAGE, ET UX, BY DEED RECORDED FEBRUARY 11, 1959, IN BOOK 7492, PAGE 505 OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 11 DEGREES 52' 25" EAST, 73.05 FEET FROM A 1/2 INCH IRON PIPE HAVING COORDINATES Y EQUALS
246,219.53 FEET AND X EQUALS 1,805,256.21 FEET, PURPORTEDLY SET FOR THE SOUTHEAST CORNER OF SAID RAMAGE LAND; THENCE NORTH 52 DEGREES 05' 27" EAST,
267.90 FEET THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 350 FEET THROUGH AN ANGLE OF 21 DEGREES 52' 04", A DISTANCE OF 133.58 FEET; THENCE NORTH 73 DEGREES 57' 31" EAST, 407.33 FEET; THENCE ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 300 FEET THROUGH AN ANGLE OF 51 DEGREES 17' 36", A DISTANCE OF
268.57 FEET; THENCE SOUTH 54 DEGREES 44' 53" EAST, 47.89 FEET TO A POINT ON THE WESTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO EDWARD L. BREWER, ET UX, BY

DEED RECORDED MAY 16, 1957, IN BOOK 6580, PAGE 32O OF OFFICIAL RECORDS OF SAID SAN DIEGO COUNTY, DISTANT THEREON, NORTH 01 DEGREES 26' 58" EAST, 271.22 FEET FROM A 1 1/2 INCH IRON PIPE MARKED, "L.S. 2201" HAVING COORDIANTES Y EQUALS 246,286.30 FEET AND X EQUALS 1,806,280.71 FEET, PURPORTEDLY SET FOR THE SOUTHWEST CORNER OF SAID BREWER LAND.

PARCEL 2:

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY LYING SOUTHERLY OF AND ADJOINING THE FOLLOWING DESCRIBED LAND:

THAT PORTION OF TRACT "S" OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP OF THE SUBDIVISION OF SAID TRACT "S", RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, IN BOOK 170, PAGE 71 OF DEEDS, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON, SOUTH 72 DEGREES, 30' WEST, 500 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME; SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF LAND DESCRIBED INN DEED TO J. T. WILLIAMS AND WIFE, RECORDED JANUARY 16, 1943, IN BOOK 1440, PAGE 458 OF OFFICIAL RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 73 DEGREES 30' WEST, 225 FEET TO THE NORTHEAST CORNER OF LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO HAROLD H. LUSK, ET UX, RECORDED FEBRUARY 7, 1938, IN BOOK 739, PAGE 377 OF OFFICIAL RECORDS IN SAID RECORDER'S OFFICE; THENCE DUE SOUTH ALONG THE EAST LINE OF SAID LAND SO CONVEYED TO SAID LUSK, 870 FEET, MORE OR LESS, TO THE SOUTHEAST CORNER THEREOF, BEING A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY LINE OF SAID FLUME, 225 FEET, MORE OR LESS, TO A POINT DUE SOUTH OF THE PONT OF BEGINNING, SAID POINT BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO WILLIAMS ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID WILLIAMS' LAND TO THE POINT OF BEGINNING.

THE SIDELINES OF SAID PORTION OF THE NORTHERLY HALF OF SAID FLUME TO TERMINATE IN THE SOUTHERLY PROLONGATIONS OF THE EASTERLY AND WESTERLY LINES OF THE ABOVE DESCRIBED LAND.

PARCEL 3:

THAT PORTION OF LOT 45 AND THAT PORTION OF LOT 48, IF ANY OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF ON FILE IN DEED BOOK 170, PAGE 71, RECORDS OF SAID SAN DIEGO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER OF THE ROAD THAT FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID SUBDIVISION, DISTANT THEREON SOUTH 72 DEGREES 30' WEST, 275.00 FEET FROM THE POINT WHERE SAID ROAD IS INTERSECTED BY THE WESTERLY RIGHT OF WAY LINE OF THE SAN DIEGO FLUME SAID POINT OF BEGINNING BEING THE NORTHWEST CORNER OF THE LAND DESCRIBED IN THE DEED FROM WILLIAM JOHN MEADER TO LEONARD ALVIN KEEVER, RECORDED AUGUST 26, 1936 IN BOOK 550, PAGE 292 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY; THENCE CONTINUING ALONG SAID CENTER LINE, SOUTH 72 DEGREES 30' WEST, 225 FEET; THENCE DUE SOUTH TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF SAID SAN DIEGO FLUME; THENCE EASTERLY FOLLOWING THE NORTHERLY RIGHT OF WAY OF SAID FLUME 225 FEET MORE OR LESS TO A POINT DUE SOUTH OF THE POINT OF BEGINNING, BEING ALSO THE SOUTHWEST CORNER OF LAND DESCRIBED IN DEED TO KEEVER, ABOVE REFERRED TO; THENCE DUE NORTH ALONG THE WEST LINE OF SAID KEEVER LAND, 890 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY HALF OF THE RIGHT OF WAY OF THE CUYAMACA FLUME COMPANY LYING SOUTHERLY OF AND ADJACENT TO THE MOST SOUTHERLY LINE OF THE PROPERTY DESCRIBED ABOVE.

EXCEPTING THEREFROM THAT PORTION LYING SOUTHERLY AND EASTERLY OF THE FOLLOWING DESCRIBED LINE:

COMMENCING AT THE INTERSECTION OF THE CENTER LINE OF THE 50.00 FOOT RIGHT OF WAY OF THE CUYAMACA FLUME AND THE CENTER LINE OF THE 100.00 FOOT STATE HIGHWAY (FORMERLY THE CENTER LINE OF THE COUNTY ROAD, AS SHOWN ON SAID MAP OF THE "S" TRACT OF RANCHO EL CAJON), ACCORDING TO THE LAYOUT KNOWN AS DISTRICT VII, SAN DIEGO, ROUTE 12, SECTION C, A PLAT OF WHICH IS ON FILE IN THE OFFICE OF THE DIVISION ENGINEER CALIFORNIA STATE DIVISION OF HIGHWAYS OF SAN DIEGO, CALIFORNIA, AND APPROVED FEBRUARY 8, 1932, SAID POINT OF INTERSECTION BEING ON OR NEAR ENGINEER'S CENTER LINE STATION 333 PLUS 97.97 P.O.T. OF SAID STATE HIGHWAY LAYOUT; THENCE SOUTH 73 DEGREES 36' 30" WEST ALONG SAID CENTER LINE OF SAID HIGHWAY, A DISTANCE OF 300.03 FEET TO A POINT ON SAID CENTER LINE THAT IS DISTANT THEREON 275.00 FEET WESTERLY FROM ITS INTERSECTION WITH THE WESTERLY RIGHT OF WAY LINE OF SAID CUYAMACA FLUME; THENCE SOUTH 01 DEGREES 01' 10" WEST, A DISTANCE OF 940.31 FEET, MORE OR LESS, TO A POINT IN THE NORTHERLY LINE OF SAID CUYAMACA FLUME RIGHT OF WAY; THENCE RETRACING NORTH 1 DEGREES 01' 10" EAST
225.00 FEET; TO THE TRUE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED LINE; THENCE NORTH 85 DEGREES 14' 10" WEST 100.00 FEET; THENCE SOUTH 01 DEGREES 01' 10" EAST TO THE CENTER LINE OF THE RIGHT OF WAY OF CUYAMACA FLUME COMPANY.

ALSO EXCEPTING THEREFROM THAT PORTION LYING NORTHERLY OF THE FOLLOWING DESCRIBED
LINE:

BEGINNING AT THE POINT OF BEGINNING DESCRIBED AS THE SOUTHWEST CORNER OF THAT PARCEL OF LAND CONVEYED TO THE STATE OF CALIFORNIA BY A DEED RECORDED MARCH 5, 1963, AS FILE NO. 37982 OF OFFICIAL

RECORDS, SAID POINT BEING AT THE WESTERLY TERMINUS OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA DESCRIBED ABOVE AS COURSE (3) DESCRIBED SOUTH 85 DEGREES 31' 51" WEST 309.11 FEET, THENCE CONTINUING ALONG THE WESTERLY PROJECTION OF SAID COURSE (3) SOUTH 85 DEGREES 31' 51" WEST 215.72 FEET MORE OR LESS TO THE EASTERLY LINE OF THAT PARCEL OF LAND CONVEYED TO THE WILLIAM P. LEE COMPANY, INC., BY A DEED RECORDED JULY 2, 1986, AS FILE NO. 86- 274086.

PARCEL 4:

THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:

CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.00 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:

SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND SOUTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, MORE OR LESS, TO A LINE WHICH BEARS DUE SOUTH FROM THE POINT OF BEGINNING; THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION CONDEMNED FOR STATE HIGHWAY PURPOSES AS DESCRIBED IN FINAL ORDER OF CONDEMNATION RECORDED OCTOBER 19, 1964 AS FILE NO. 190709 OF OFFICIAL RECORDS.

PARCEL 4A:

THAT PORTION OF THE NORTHERLY HALF OF THE SAN DIEGO FLUME COMPANY'S RIGHT OF WAY, LYING SOUTHERLY OF AND ADJOINING THAT CERTAIN PARCEL OF LAND DESCRIBED AS
FOLLOWS:

THAT PORTION OF THE "S" TRACT OF RANCHO EL CAJON, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. 355, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, JULY 24, 1886, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE CENTER LINE OF THAT CERTAIN UNNAMED

ROAD WHICH FORMS THE NORTHERLY BOUNDARY OF BLOCK 45, ALSO KNOWN AS LOT 45 OF SAID "S" TRACT, DISTANT THEREON SOUTH 72 DEGREES 30' 00" WEST, 725.00 FEET FROM THE INTERSECTION OF SAID CENTER LINE WITH THE WESTERLY LINE OF THE RIGHT OF WAY OF THE SAN DIEGO FLUME COMPANY; THENCE ALONG SAID CENTER LINE AS FOLLOWS:

CONTINUING SOUTH 72 DEGREES 30' 00" WEST, 405.00 FEET TO AN ANGLE POINT THEREIN; AND SOUTH 62 DEGREES 56' 00" WEST, 157.20 FEET TO AN INTERSECTION WITH THE CENTER LINE OF THAT CERTAIN UNNAMED ROAD WHICH FORMS THE WESTERLY BOUNDARY OF SAID BLOCK 45, ALSO KNOWN AS LOT 45; THENCE ALONG SAID CENTER LINE LAST HEREINABOVE REFERRED TO AS FOLLOWS:

SOUTH 11 DEGREES 29' 00" WEST, 859.70 FEET TO AN ANGLE POINT; AND SOUTH 30 DEGREES 00' 00" WEST, 221.58 FEET TO THE NORTHERLY LINE OF SAID SAN DIEGO FLUME COMPANY'S RIGHT OF WAY; THENCE NORTHEASTERLY AND EASTERLY ALONG SAID NORTHERLY LINE, 1162.00 FEET, THENCE DUE NORTH 870.00 FEET TO THE POINT OF BEGINNING.

                                   SCHEDULE B

Your Ref:  MARSHALL SCOTTY
                                                        Policy No.  975386-PA 15

                            EXCEPTIONS FROM COVERAGE

         This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

         1. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE LEVIED FOR THE FISCAL YEAR 1995-96 WHICH ARE A LIEN NOT YET PAYABLE.

         2. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.


                  THE FOLLOWING ITEMS AFFECT PARCELS 1 AND 2:


         3. A RIGHT OF WAY FOR PIPELINES AND AQUEDUCTS OF THE SAN DIEGO FLUME COMPANY, ITS SUCCESSORS AND ASSIGNS

                  RECORDED:            JULY 8, 1886 IN BOOK 64, PAGE 164 AND
                                       BOOK 179, PAGE 225, BOTH OF DEEDS

         4. THE RIGHTS OF THE PUBLIC IN AND TO THAT PORTION OF THE HEREIN DESCRIBED PROPERTY LYING WITHIN SIERRA ALTA WAY.

         5. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          SAN DIEGO GAS & ELECTRIC COMPANY
                  PURPOSE:             PUBLIC UTILITIES, INGRESS AND EGRESS
                  RECORDED:            JULY 14, 1920 IN BOOK 815, PAGE 476 OF
                                       DEEDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         6. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          THE PACIFIC TELEPHONE AND TELEGRAPH
                                       COMPANY
                  PURPOSE:             PUBLIC UTILITIES, INGRESS AND EGRESS
                  RECORDED:            DECEMBER 12, 1929 IN BOOK 1713, PAGE 373
                                       OF DEEDS
                  AFFECTS:             THE EXACT LOCATION AND EXTENT OF SAID
                                       EASEMENT IS NOT DISCLOSED OF RECORD.

                                   SCHEDULE B
                                   (Continued)
Page 1
                                                        POLICY NO.  975486-PA 15




         7. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          THE STATE OF CALIFORNIA
                  PURPOSE:             PUBLIC ROAD
                  RECORDED:            APRIL 15, 1931 IN BOOK 1886, PAGE 151 OF
                                       DEEDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

                  SAID INSTRUMENT ADDITIONALLY CONTAINS THE PRIVILEGE AND RIGHT TO EXTEND DRAINAGE STRUCTURES AND EXCAVATION AND EMBANKMENT SLOPES BEYOND THE LIMITS OF THE ABOVE DESCRIBED RIGHT OF WAY WHERE REQUIRED FOR THE CONSTRUCTION AND MAINTENANCE THEREOF.

         8. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          EARL JOBE AND RHODA A. JOBE
                  PURPOSE:             ROADWAY
                  RECORDED:            MAY 27, 1947 IN BOOK 2410, PAGE 396, AS
                                       FILE NO. 55620, OFFICIAL RECORDS
                  AFFECTS:             THE EXACT LOCATION AND EXTENT OF SAID
                                       EASEMENT IS NOT DISCLOSED OF RECORD.

         9. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF ACCESS TO OR FROM THE STREET OR HIGHWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN SEVERED FROM SAID LAND BY THE DOCUMENT

                  RECORDED:            APRIL 12, 1963 AS FILE NO. 62930,
                                       OFFICIAL RECORDS
                  AFFECTS:             ADJOINING THE STATE HIGHWAY

         10. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          LAKESIDE SANITATION DISTRICT
                  PURPOSE:             SEWER
                  RECORDED:            MAY 26, 1966 AS FILE NO. 88184, OFFICIAL
                                       RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

                                   SCHEDULE B
                                   (Continued)
Page 2
                                                        POLICY NO.  975486-PA 15




         11. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          LAKESIDE SANITATION DISTRICT
                  PURPOSE:             SEWER PIPELINES AND/OR MAINS, MANHOLES,
                                       SEWER LATERAL PIPELINES
                  RECORDED:            DECEMBER 27, 1966 AS FILE NO. 200092,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         12. A DECLARATION OF COVENANTS FOR STREET IMPROVEMENTS, DATED FEBRUARY 26, 1972, UPON THE TERMS, COVENANTS AND CONDITIONS CONTAINED THEREIN, EXECUTED BY AND BETWEEN THE FIRST BAPTIST CHURCH OF JOHNSTOWN AND THE COUNTY OF SAN DIEGO, RECORDED MARCH 31, 1972 AS FILE NO. 80357 OF OFFICIAL RECORDS.

         13. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          SAN DIEGO GAS & ELECTRIC COMPANY
                  PURPOSE:             PUBLIC UTILITIES, INGRESS AND EGRESS
                  RECORDED:            JULY 16, 1974 AS FILE NO. 74-190220,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         14. AN AGREEMENT FOR IMPROVEMENTS IN A PUBLIC RIGHT OF WAY, WHEREIN SAID OWNER GRANTS SAID CITY A LIEN UPON THE LAND HEREIN DESCRIBED AND AGREES, COVENANTS AND PROMISES, UPON THE TERMS, COVENANTS AND CONDITIONS THEREIN CONTAINED TO INSTALL AND CONSTRUCT OR CAUSE TO BE INSTALLED OR CONSTRUCTED CERTAIN PUBLIC IMPROVEMENTS,

                  DATED:               JANUARY 21, 1987
                  CITY OF:             COUNTY OF SAN DIEGO
                  OWNER:               WILLIAM P. LEE COMPANY, INC.
                  RECORDED:            JANUARY 27, 1987 AS FILE NO. 87-045018,
                                       OFFICIAL RECORDS

         15.      NOTICE  OF  CONSENT  TO USE OF LAND  PURSUANT  TO  CIVIL  CODE
                  SECTION 813, RECORDED MAY 17, 1990, AS FILE NO. 90-

                                   SCHEDULE B
                                   (Continued)
Page 3
                                                        POLICY NO.  975486-PA 15




                  271476, OFFICIAL RECORDS.

                  SAID DOCUMENT ADDITIONALLY RECITES,

                  "EL CADO ASSOCIATION CURRENTLY MAINTAINS A FENCE WHICH ENCROACHES ONTO THE PROPERTY. ALTHOUGH THE UNDERSIGNED CURRENTLY DOES NOT OBJECT TO THE ENCROACHMENT, NO RIGHTS ARE BEING GAINED IN THE PROPERTY THROUGH SUCH ENCROACHMENT."

                  REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.



                  THE FOLLOWING ITEMS AFFECT PARCEL 3:


         16. A RIGHT OF WAY FOR PIPELINES AND AQUEDUCTS OF SAN DIEGO FLUME COMPANY, ITS SUCCESSORS AND ASSIGNS. THE DEFINITE LOCATION OF SAID RIGHT OF WAY IS NOT SET OUT.

         17. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          THE PACIFIC TELEPHONE AND TELEGRAPH
                                       COMPANY
                  PURPOSE:             PUBLIC UTILITIES, INGRESS AND EGRESS
                  RECORDED:            DECEMBER 12, 1929 IN BOOK 1713, PAGE 373
                                       OF DEEDS
                  AFFECTS:             THE EXACT LOCATION AND EXTENT OF SAID
                                       EASEMENT IS NOT DISCLOSED OF RECORD.

         18. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          EARL JOBE AND RHODA A. JOBE, HUSBAND AND
                                       WIFE
                  PURPOSE:             ROADWAY
                  RECORDED:            MAY 27, 1947 IN BOOK 2410, PAGE 396 OF
                                       OFFICIAL RECORDS
                  AFFECTS:             THE EXACT LOCATION AND EXTENT OF SAID
                                       EASEMENT IS NOT DISCLOSED OF RECORD.

         19. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                                   SCHEDULE B
                                   (Continued)
Page 4
                                                        POLICY NO.  975486-PA 15





                  GRANTED TO:          CLYDE E. LAKE AND BETTY LAKE, HUSBAND
                                       AND WIFE
                  PURPOSE:             WATER PIPELINE
                  RECORDED:            OCTOBER 7, 1958 IN BOOK 7287, PAGE 320
                                       AS FILE NO. 164804, OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         20. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          THE STATE OF CALIFORNIA
                  PURPOSE:             DRAINAGE
                  RECORDED:            DECEMBER 6, 1965 AS FILE NO. 219694,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         21. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          THE STATE OF CALIFORNIA
                  PURPOSE:             POLE LINES AND WIRES
                  RECORDED:            DECEMBER 6, 1965 AS FILE NO. 219694,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         22. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          LAKESIDE SANITATION DISTRICT
                  PURPOSE:             SEWER PIPELINES AND/OR MAINS, MANHOLES,
                                       SEWER LATERAL PIPELINES
                  RECORDED:            DECEMBER 27, 1966 AS FILE NO. 200092,
                                       OFFICIAL RECORDS

                  AFFECTS: THE ROUTE THEREOF AFFECTS A PORTION OF SAID LAND AND IS MORE FULLY DESCRIBED IN SAID DOCUMENT.

         23. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                                   SCHEDULE B
                                   (Continued)
Page 5
                                                        POLICY NO.  975486-PA 15





                  GRANTED TO:          LAKESIDE SANITATION DISTRICT AND COUNTY
                                       OF SAN DIEGO
                  PURPOSE:             SEWER PIPELINES AND/OR MAINS, MANHOLES,
                                       SEWER LATERAL PIPELINES
                  RECORDED:            SEPTEMBER 25, 1967 AS FILE NO. 146611,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         24. A DECLARATION OF COVENANTS FOR STREET IMPROVEMENTS, DATED FEBRUARY 26, 1972 UPON THE TERMS, COVENANTS AND CONDITIONS CONTAINED THEREIN, EXECUTED BY AND BETWEEN THE FIRST BAPTIST CHURCH OF JOHNSTOWN AND THE COUNTY OF SAN DIEGO, RECORDED MARCH 31, 1972 AS FILE NO. 80357 OF OFFICIAL RECORDS.

         25. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          PETER TORRES
                  PURPOSE:             SEWER LINE
                  RECORDED:            MAY 27, 1975 AS FILE NO. 75-108786,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         26. SUCH RIGHTS OR EASEMENTS AFFECTING A PORTION OF SAID LAND HEREIN STATED, FOR PUBLIC ROAD AND INCIDENTAL PURPOSES, AS PROVIDED IN AN IRREVOCABLE AND PERPETUAL OFFER TO DEDICATE

                  RECORDED:            JANUARY 27, 1987, AS FILE NO. 87-045016,
                                       OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND SAID INSTRUMENT
                                       ADDITIONALLY CONTAINS THE PRIVILEGE AND
                                       RIGHT TO EXTEND DRAINAGE STRUCTURES AND
                                       EXCAVATION AND EMBANKMENT SLOPES BEYOND
                                       THE LIMITS OF THE ABOVE DESCRIBED RIGHT
                                       OF WAY WHERE REQUIRED FOR THE
                                       CONSTRUCTION AND MAINTENANCE THEREOF.

         27. A CONTRACT AND AGREEMENT FOR IMPROVEMENTS IN PUBLIC RIGHT OF WAY, WHEREIN SAID OWNER GRANTS SAID AGENCY A

                                   SCHEDULE B
                                   (Continued)
Page 6
                                                        POLICY NO.  975486-PA 15




                  LIEN UPON THE LAND HEREIN DESCRIBED AND AGREES, COVENANTS AND PROMISES, UPON TERMS, COVENANTS AND CONDITIONS CONTAINED, TO INSTALL AND CONSTRUCT OR CAUSE TO BE INSTALLED OR CONSTRUCTED, CERTAIN PUBLIC IMPROVEMENTS

                  DATED:               JANUARY 21, 1987
                  EXECUTED BY:         WILLIAM P. LEE COMPANY, INC.
                  AGENCY:              COUNTY OF SAN DIEGO
                  RECORDED:            JANUARY 27, 1987 AS FILE NO. 87-045018,
                                       OFFICIAL RECORDS

         28.      NOTICE  OF  CONSENT  TO USE OF LAND  PURSUANT  TO  CIVIL  CODE
                  SECTION 813, RECORDED MAY 17, 1990, AS FILE NO. 90- 271476, OFFICIAL RECORDS.

                  SAID DOCUMENT ADDITIONALLY RECITES,

                  "EL CADO ASSOCIATION CURRENTLY MAINTAINS A FENCE WHICH ENCROACHES ONTO THE PROPERTY. ALTHOUGH THE UNDERSIGNED CURRENTLY DOES NOT OBJECT TO THE ENCROACHMENT, NO RIGHTS ARE BEING GAINED IN THE PROPERTY THROUGH SUCH ENCROACHMENT."

                  REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.



                  THE FOLLOWING ITEMS AFFECT PARCELS 4 AND 4A:


         29. RIGHT OF WAY FOR PIPE LINES AND AQUEDUCTS OF SAN DIEGO FLUME COMPANY, ITS SUCCESSORS AND ASSIGNS. THE DEFINITE LOCATION OF SAID RIGHT OF WAY IS NOT SET OUT

         30. THE PRIVILEGE AND RIGHT TO EXTEND DRAINAGE STRUCTURES AND EXCAVATION AND EMBANKMENT SLOPES BEYOND THE LIMITS OF THE RIGHT OF WAY WHERE REQUIRED FOR THE CONSTRUCTION AND MAINTENANCE OF SAID RIGHT OF WAY AS CONTAINED IN THE DEED RECORDED APRIL 15, 1931 IN BOOK 1886, PAGE 151 OF DEEDS.

         31. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                                   SCHEDULE B
                                   (Continued)
Page 7
                                                        POLICY NO.  975486-PA 15




                  GRANTED TO:          SAN DIEGO GAS & ELECTRIC COMPANY
                  PURPOSE:             PUBLIC UTILITIES, INGRESS AND EGRESS
                  RECORDED:            FEBRUARY 8, 1956 IN BOOK 5896, PAGE 588
                                       OF OFFICIAL RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         32. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF ACCESS TO OR FROM THE STREET OR HIGHWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN SEVERED FROM SAID LAND BY THE DOCUMENT

                  RECORDED:            OCTOBER 19, 1964 AS FILE NO. 190709,
                                       OFFICIAL RECORDS

                  AFFECTS: THE ROUTE THEREOF AFFECTS A PORTION OF SAID LAND AND IS MORE FULLY DESCRIBED IN SAID DOCUMENT.

         33. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

                  GRANTED TO:          LAKESIDE SANITATION DISTRICT
                  PURPOSE:             SEWER
                  RECORDED:            MAY 26, 1966 AS FILE NO. 88184, OFFICIAL
                                       RECORDS
                  AFFECTS:             THE ROUTE THEREOF AFFECTS A PORTION OF
                                       SAID LAND AND IS MORE FULLY DESCRIBED IN
                                       SAID DOCUMENT.

         34. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE ORIGINAL AMOUNT SHOWN BELOW

                  AMOUNT:              $230,000.00
                  DATED:               JANUARY 11, 1979
                  TRUSTOR:             BERNARD PLUDOW AND PAULINE F. PLUDOW,
                                       HUSBAND AND WIFE

                  TRUSTEE:             CALIFORNIA LAND TITLE COMPANY OF SAN
                                       DIEGO, A CALIFORNIA CORPORATION
                  BENEFICIARY:         FRANK STANLEY HOBBS AND JESSIE STEEL
                                       HOBBS, HUSBAND AND WIFE AS JOINT TENANTS
                  RECORDED:            JANUARY 31, 1979 AS FILE NO. 79-048088,
                                       OFFICIAL RECORDS

                                   SCHEDULE B
                                   (Continued)
Page 8
                                                        POLICY NO.  975486-PA 15




                  A SUBSTITUTION OF TRUSTEE UNDER SAID DEED OF TRUST WHICH NAMES AS THE SUBSTITUTED TRUSTEE, THE FOLLOWING

                  TRUSTEE:             STATEWIDE FORECLOSURE SERVICES
                  RECORDED:            OCTOBER 2, 1989 AS FILE NO. 89-530720,
                                       OFFICIAL RECORDS

                  AN ASSIGNMENT OF THE BENEFICIAL INTEREST UNDER SAID DEED OF TRUST WHICH NAMES

                  AS ASSIGNEE:         FRANK STANLEY HOBBS, (CO-TRUSTEE), AND
                                       JESSIE STEEL HOBBS, (CO-TRUSTEE), CO-
                                       TRUSTEES, OR THEIR SUCCESSORS IN TRUST,
                                       UNDER THE HOBBS FAMILY TRUST, DATED
                                       AND ANY AMENDMENTS THERETO
                  RECORDED             JANUARY 3, 1991 AS FILE NO. 1991-
                                       0003245, OFFICIAL RECORDS

                  AN AGREEMENT TO MODIFY THE TERMS AND PROVISIONS OF SAID DEED OF TRUST AS THEREIN PROVIDED

                  EXECUTED BY:         ______________
                  RECORDED:            ___________AS FILE NO.___________,
                                       OFFICIAL RECORDS

         35. A CONTRACT AND AGREEMENT FOR IMPROVEMENTS IN PUBLIC RIGHT OF WAY, WHEREIN SAID OWNER GRANTS SAID AGENCY A LIEN UPON THE LAND HEREIN DESCRIBED AND AGREES, COVENANTS AND PROMISES, UPON TERMS, COVENANTS AND CONDITIONS THEREIN CONTAINED, TO INSTALL AND CONSTRUCT OR CAUSE TO BE INSTALLED OR CONSTRUCTED, CERTAIN PUBLIC IMPROVEMENTS

                  DATED:               JANUARY 21, 1987
                  EXECUTED BY:         WILLIAM P. LEE COMPANY, INC.
                  AGENCY:              COUNTY OF SAN DIEGO
                  RECORDED:            JANUARY 27, 1987 AS FILE NO. 87-045018,
                                       OFFICIAL RECORDS

         36.      NOTICE  OF  CONSENT  TO USE OF LAND  PURSUANT  TO  CIVIL  CODE
                  SECTION 8 13 RECORDED MAY 17, 1990 AS FILE NO. 90- 271475, OFFICIAL RECORDS

                  SAID DOCUMENT ADDITIONAL RECITES:

                  OSCAR C. HALL AND INA C. HALL CURRENTLY MAINTAIN A

                                   SCHEDULE B
                                   (Continued)
Page 9
                                                        POLICY NO.  975486-PA 15




                  FENCE WHICH ENCROACHES ONTO THE PROPERTY. ALTHOUGH THE UNDERSIGNED CURRENTLY DOES NOT OBJECT TO THE ENCROACHMENT, NO RIGHTS ARE BEING GAINED IN THE PROPERTY THROUGH SUCH ENCROACHMENT

                  REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

         37.      NOTICE  OF  CONSENT  TO USE OF LAND  PURSUANT  TO  CIVIL  CODE
                  SECTION 813, RECORDED MAY 17, 1990, AS FILE NO. 90- 271476, OFFICIAL RECORDS.

                  SAID DOCUMENT ADDITIONALLY RECITES,

                  "EL CADO ASSOCIATION CURRENTLY MAINTAINS A FENCE WHICH ENCROACHES ONTO THE PROPERTY. ALTHOUGH THE UNDERSIGNED CURRENTLY DOES NOT OBJECT TO THE ENCROACHMENT, NO RIGHTS ARE BEING GAINED IN THE PROPERTY THROUGH SUCH ENCROACHMENT."

                  REFERENCE IS MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

         38. THE RIGHTS OF THE PUBLIC TO USE ANY PORTION OF SAID LAND LYING WITHIN SIERRA ALTA WAY.



                  THE FOLLOWING ITEM AFFECTS ALL PARCELS:


         39. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE ORIGINAL AMOUNT SHOWN BELOW

                  AMOUNT:                   $880,000.00
                  DATED                     _______________
                  TRUSTOR:                  UNITED LEISURE CORPORATION
                  TRUSTEE:                  _______________
                  BENEFICIARY:              PLC PROPERTIES
                  RECORDED:                 ____________AS FILE NO._________,
                                            OFFICIAL RECORDS

                  END OF SCHEDULE B

                  NOTE NO. 1: IN ADDITION TO THE MATTERS SHOWN IN SCHEDULE B ABOVE, THE TITLE INSURANCE POLICY, WHEN

                                   SCHEDULE B
                                   (Continued)
Page 10
                                                        POLICY NO.  975486-PA 15




                  ISSUED, WILL EXCEPT FROM THE COVERAGE AFFORDED ANY DEFECT, LIEN, ENCUMBRANCE OR OTHER MATTER AFFECTING THE ESTATE OR INTEREST COVERED BY THE POLICY WHICH SHALL HAVE INTERVENED OR OCCURRED, OR BECOME FOR THE FIRST TIME DISCLOSED TO THE COMPANY, BETWEEN THE DATE THIS PRO FORMA POLICY WAS PREPARED AND THE ULTIMATE DATE OF THE POLICY OF TITLE INSURANCE. THIS PRO FORMA POLICY DOES NOT REFLECT THE PRESENT CONDITION OF TITLE BUT, RATHER, INDICATES THE FORM OF TITLE INSURANCE POLICY, TOGETHER WITH THE SCHEDULES THEREOF AND THE ENDORSEMENTS THERETO, WHICH THE COMPANY IS PREPARED TO ISSUE WHEN ALL NECESSARY DOCUMENTS ARE RECEIVED AND ALL ACTS PERFORMED TO ITS SATISFACTION. THIS PRO FORMA POLICY IS TO BE USED FOR INFORMATIONAL PURPOSES ONLY, IS NOT A COMMITMENT TO INSURE, AND NO LIABILITY IS ASSUMED BY ITS ISSUANCE.

                  EH

                           CONDITIONS AND STIPULATIONS

1.       DEFINITION OF TERMS
         The following terms when used in this policy mean:
         (a) "insured": the insured named in Schedule A, and , subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.
         (b)      "insured claimant": an insured claiming loss or damage.
         (c) "knowledge" or "known": actual knowledge, not constructive knowledge or notice Which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.
         (d) "land": the land described or referred to in Schedule A, and improvements affixed thereto which by law constitute real property. The term "land" does not include any property beyond the lines of the area described or referred to in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.
         (e) "mortgage": mortgage, deed of trust, trust deed, or other security instrument.
         (f) "public records": records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge. With respct to
Section 1(a)(iv) of the Exclusions From Coverage, "public records" shall also include environmental protection liens filed in the records of the clerk of the United States district court for the district in which the land is located.
         (g) "unmarketability of the title": an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.

2.       CONTINUATION OF INSURANCE AFTER CONVEYANCE OF TITLE
         The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebetedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the estate or interest. This policy shall not continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.       NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT
         The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate with regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

4.       DEFENSE AND PROSECUTION OF ACTIONS; DUTY OF INSURED CLAIMANT
         TO COOPERATE
         (a) Upon written request by the insured and subject to the options contained in Section 6 of these Conditions and Stipulations, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an insured in litigation in which any third party asserts a claim adverse to the title or interest as insured, but only as to those stated causes of action alleging a defect, lien or encumbrance or other matter insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the insured to object for reasonable cause) to represent the insured as to those stated causes of action and shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs or expenses incurred by the insured in the defense of those causes of action which allege matters not insured against by this policy.
         (b) The Company shall have the right, at its own cost, to institute and prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest, as insured, or to prevent or reduce loss or damage to the insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable hereunder, and shall not thereby concede liability or waive any provision of this policy. If the Company shall exercise its rights under this paragraph it shall do so diligently.
         (c) Whenever the Company shall have brought an action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.
         (d) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured shall secure to the Company the right to so prosecute or provide defense in the aciton or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of the insured for this purpose. Whenever requested by the Company all reasonable aid (i) in any action or proceeding, securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act which in the opinion of the Company may be necessary or desirable to establish the title to the estate or interest as insured. If the Company is prejudiced by the failure of the insured to furnish the required cooperation, the Company's obligations to the insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigaiton, with regard to the matter or matters requiring such cooperation.

5.  PROOF OF LOSS OR DAMAGE
         In addition to and after the notices required under Section 3 of these Conditions and Stipulations have been provided the Company, a proof of loss or damage signed and sworn to by the insured claimant shall be furnished to the Company within 90 days after the insured claimant shall ascertain the facts giving rise to the loss or damage. The poroof of loss or damage shall describe the defect in, or lien or encumbrance on the title, or other matter insured against by this policy which constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage. If the Company is prejudiced by the failure of the insured claimant to provide the required proof of loss or damage, the Company's obligations to the insured under this policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such proof of loss or damage.
         In addition, the insured claimant may reasonably be required to submit to examination under oath by any authorized representative of the Company and shall produce for examination, inspection and copying, at such reasonable times and places as may be designated by any authorized representative of the Company, all records, books, ledgers, checks, correspondence and memoranda, whether bearing a date before or after Date of Policy, which reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the insured claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect and copy all records, books, ledgers, checks, correspondence and memoranda in the custody or control of a third party, which reasonably pertain to the loss or damage. All information designated as confidential by the insured claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the insured claimant to submit for examination under oath, produce other reasonably requested information or grant permission to secure reasonably necessary information from third parties as required in this paragraph shall terminate any liability of the Company under this policy as to that claim.

6.       OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF
         LIABILITY
         In case of a claim under this policy, the company shall have the following additional options:
         (a) To Pay or Tender Payment of the Amount of Insurance.
         To pay or tender payment of the amount of insurance under this policy together with any costs, attorneys' fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time or payment or tender of payment and which the Company is obligated to pay.
         Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the company for cancellation.
         (b) ToPay or Otherwise Settle With Parties Othere than the Insured or With the Insured Claimant.
                  (i) to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or
                  (ii) to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.
         Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), the Company's obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute or continue any litigation.

7.       DETERMINATION, EXTENT OF LIABILITY AND COINSURANCE
         This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.
         (a) The liability of the Company under this policy shall not exceed the least of:
                  (i) the amount of Insurance stated in Schedule A; or,
                  (ii) the difference between the value of the insured
estate or interest as insured and the value of the insured estate or interest subject to the defect lien or encumbrance insured against b y this policy.
         (b) in the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest or the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this Policy is subject to the following:
                  (i) where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the amount of insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or
                  (ii) where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the amount of Insurance stated in Schedule A and the amount expended for the improvement.
         The provisions of this paragraph shall not apply to costs, attorney's fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of insurance stated in Schedule A.
         (c) The Company will pay only those costs, attorneys' fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.       APPORTIONMENT
         If the land described in Schedule A consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.       LIMITATION OF LIABILITY
         (a) If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused thereby.
         (b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.
         (c) The company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.      REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY
         All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto.

11. LIABILITY NONCUMULATIVE
         It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.      PAYMENT OF LOSS
         (a) No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.
         (b) When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.      SUBROGATION UPON PAYMENT OR SETTLEMENT
         (a) The Company's Right of Subrogation.
         Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.
         The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued. If requested by the Company, the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.
         If a payment on account of a claim does not fully cover the loss of the insured claimant, the company shall be subrogated to these rights and remedies in the proportion which the Company's payment bears to the whole amount of the loss.
         If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the company's right of subrogation.
         (b)      The Company's Rights Against Non-Insured Obligors.
         the Company's right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to the indemnities, guaranties, other policies of insurance or bonds, notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.      ARBITRATION
         Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured. All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties. The award may include attorneys' fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.
         The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules.
         A copy of the Rules may be obtained from the Company upon request.

15.      LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT
         (a) This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.
         (b) Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.
         (c) No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.      SEVERABILITY
         In  the  event  any   provision  of  the  policy  is  held  invalid  or
unenforceable under applicable law, the policy shall be deemed not to included that provision and all other provisions shall remain in full force and effect.

17.      NOTICES, WHERE SENT
         all notices required to be given the Company and any statement in writing required to be furnished the Company shall include the number of this policy and shall be addressed to the Company at the issuing office or to:
                  Chicago Title Insurance Company
                  Claims Department
                  171 North Clark Street
                  Chicago, Illinois 60601-3294


Reorder Form 8256-10

                                   ENDORSEMENT                        SCHEDULE 3

                        Attached to and forming a part of

                               Policy No. RYKOWSKI

                                    Issued by

                         CHICAGO TITLE INSURANCE COMPANY

         The Company hereby insures the owner of the indebtedness secured by the
mortgage  referred to in  paragraph         of  Schedule            against loss
which the insured shall sustain in the event that the owner of the adjacent parcel to the east seeks to enforce right of access over an existing stairway on Parcel 3 herein described of Schedule B shall, for the purpose of compel the removal of any portion of the improvements on the land which encroach upon said easement


         This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.



Dated:





                                              CHICAGO TITLE INSURANCE COMPANY


                                               By:
                                               --------------------------------
                                                     Authorized Signatory


                                               CLTA Form 103.3 (Rev. 9-10-93)

EN 1033-04/13/94 AA